UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  SCHEDULE 14A



           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


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   [ ] Confidential, for Use of the
       Commission Only (as permitted
       by Rule 14a-6 (e) (2))

   [x] Definitive Proxy Statement

   [ ] Definitive Additional Materials

   [ ] Soliciting Material Pursuant to Section 240.14a-12



                              MOLEX INCORPORATED
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               (Name of registrant as Specified in Its Charter)
                                [COMPANY NAME]
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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                              MOLEX INCORPORATED
                             2222 Wellington Court
                             Lisle, Illinois 60532
                                (630) 969-4550
                           _________________________
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               October 24, 2003
                           _________________________

To the Stockholders of
MOLEX INCORPORATED

   Notice is hereby given that the annual meeting of the stockholders of Molex Incorporated, a Delaware corporation, will be held in the Symposium Theater at the Wyndham Hotel located at 3000 Warrenville Road, Lisle, Illinois, on Friday, October 24, 2003 at 10:00 a.m. Central Daylight Savings Time for the following purposes:

   1. To elect five Class I members of the board of directors for a term of three years.

   2. To adopt the amendment and restatement of the 2000 Molex Incorporated Long-Term Stock Plan.

   3. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

   The board of directors has fixed the close of business on August 29, 2003 as the record date for determination of the stockholders entitled to notice of and to vote at the meeting, and only stockholders of record at the close of business on said date will be entitled to notice of and to vote at the meeting. A list of all stockholders entitled to vote is on file at the principal executive offices of the Company, 2222 Wellington Court, Lisle, Illinois 60532.

   A proxy card, proxy statement and the Annual Report of Molex Incorporated are enclosed with this notice. (See Important Note below.) The Annual Report is not part of the proxy soliciting materials.

   Regardless of whether or not you plan to attend the meeting, it is important that your shares are represented and voted. Accordingly, you are requested to complete and sign the enclosed proxy card and return it in the enclosed envelope.

September 17, 2003

                      By Order of the Board of Directors
                              MOLEX INCORPORATED

                            /S/ LOUIS A. HECHT

                          Louis A. Hecht, Secretary



IMPORTANT     Only holders of Common Stock or Class B Common Stock are entitled
NOTE:         to vote. If you hold only Class A Common Stock, you are not entitled to vote and you should not be receiving a proxy card.




                                 TABLE OF CONTENTS


INFORMATION ABOUT THE MEETING                                                1

SOLICITATION AND REVOCATION OF PROXIES                                       1
VOTING RIGHTS AND PROCEDURES                                                 2

INFORMATION ABOUT MOLEX'S STOCK                                              3

DESCRIPTION OF THE THREE DIFFERENT CLASSES OF STOCK                          3
SHARES OUTSTANDING ON THE RECORD DATE                                        3
SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND CERTAIN BENEFICIAL OWNERS    3

INFORMATION ABOUT THE BOARD OF DIRECTORS                                     7

ORGANIZATION AND ELECTION OF THE BOARD OF DIRECTORS                          7
MEETINGS OF THE BOARD OF DIRECTORS                                           7
COMMITTEES OF THE BOARD OF DIRECTORS                                         7
DIRECTORS' COMPENSATION                                                      8

PROPOSAL NO. 1: ELECTION OF DIRECTORS                                        9

PROPOSAL NO. 2:	ADOPTION OF THE 2003 MOLEX INCORPORATED LONG-TERM
                STOCK OPTION PLAN                                           11

INFORMATION ABOUT EXECUTIVE OFFICER COMPENSATION AND TRANSACTIONS           16

SUMMARY COMPENSATION TABLE                                                  16
AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2003 AND YEAR-END OPTION VALUES  17
OPTION GRANTS IN FISCAL YEAR 2003                                           17
EQUITY COMPENSATION PLAN INFORMATION                                        18
INDIVIDUAL ARRANGEMENTS INVOLVING FUTURE COMPENSATION                       19
INDEBTEDNESS OF MANAGEMENT                                                  19
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION              19
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION                 21

STOCKHOLDER RETURN PERFORMANCE PRESENTATION                                 22

INFORMATION ABOUT THE AUDIT COMMITTEE AND AUDITORS                          23

MOLEX'S INDEPENDENT AUDITORS                                                23
INDEPENDENT AUDITOR FEES                                                    23
COMPOSITION AND DELIBERATIONS OF THE AUDIT COMMITTEE                        24
REPORT OF THE AUDIT COMMITTEE                                               24

OTHER INFORMATION                                                           26

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE                     26
STOCKHOLDER PROPOSALS                                                       26
OTHER MATTERS                                                               26

EXHIBITS

EXHIBIT A - THE AMENDED AND RESTATED 2000 MOLEX INCORPORATED
            LONG-TERM STOCK PLAN                                           A-1
EXHIBIT B - AUDIT COMMITTEE CHARTER                                        B-1




                              MOLEX INCORPORATED
                             2222 Wellington Court
                             Lisle, Illinois 60532
                            _______________________
                                PROXY STATEMENT
                            _______________________
                        ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held October 24, 2003
                                                           September 17, 2003

                        INFORMATION ABOUT THE MEETING

SOLICITATION AND REVOCATION OF PROXIES

   General Information

   We are providing these proxy materials in connection with the solicitation of proxies by and on behalf of the board of directors of MOLEX INCORPORATED ("Molex") for use at the Annual Meeting of Stockholders to be held on Friday, October 24, 2003, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and at any adjournment or adjournments thereof. Any stockholder giving a proxy has the power to revoke it at any time prior to its exercise by executing a subsequent proxy card, by notifying the Corporate Secretary of Molex of such revocation in a written notice received by him at the above address prior to the Annual Meeting of Stockholders or by attending the Annual Meeting of Stockholders and voting in person. In addition to solicitation of proxies by mail, certain officers, directors and regular employees of Molex, none of whom will receive additional compensation therefore, may solicit proxies by telephone, telegram, telecopier or by personal contacts. This Proxy Statement and proxy card are first being mailed to stockholders on or about September 17, 2003.

   Multiple Stockholders Having the Same Address
   We have adopted the procedure, approved by the Securities and Exchange Commission called "house holding." Under this procedure, shareholders of record who have the same address and last name will receive only one copy of our annual report and proxy statement, unless one or more of these shareholders notifies us that they wish to receive individual copies. If you or other residents at your mailing address own shares of any class of Molex stock, you should have received a notice advising you that your household will be sent only one annual report and proxy statement. If you did not return the "opt-out" card attached to the notice, you were deemed to have consented to such process which means that you will receive only one copy of the annual report and proxy statement to your address. You may revoke your consent at any time upon written request by sending your name, the name of your brokerage firm (if you are holding stock in "street name"), and your account number to Automatic Data Processing, Inc.-Investor Communication Services, 51 Mercedes Way, Edgewood, NY 11717. The revocation will be effective 30 days following its receipt.

Any stockholder may have a copy of the annual report and/or proxy statement sent by mailing their written request to Shareholder Services at the address printed on the top of this page or calling (630) 527-4447. If you are receiving multiple copies of the annual report and proxy statement at your address and would like to receive only one copy, please contact us at the foregoing address or phone number.

   Proxy Solicitation Expenses

   All expenses in connection with the solicitation, including postage, printing, handling and the actual expenses incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding these proxy materials to beneficial owners, will be paid by Molex.


VOTING RIGHTS AND PROCEDURES

   Determination of a Quorum

   The presence at the meeting, in person or by proxy, of a majority of the outstanding shares of each of the Common Stock and Class B Common Stock classes entitled to vote will constitute a quorum at the meeting. Abstentions, broker "non-votes" and withheld votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

   Election of Directors

   Directors are elected by a plurality of the vote of the shares of the Common Stock and the Class B Common Stock voting together as a class. The nominees who receive the most votes will be elected. Abstentions, withheld votes and broker "non-votes" will not be taken into account and will have no effect in determining the outcome of the election.

   When electing directors, the holders of the shares of Common Stock and the holders of the shares of Class B Common Stock have non-cumulative voting rights. This means that the holders of a majority of shares of the Common Stock and Class B Common Stock taken together, represented and entitled to vote at a meeting where a quorum is present can elect all of the directors if they choose to do so. In such an event, the holders of the remaining shares will not be able to elect any person or persons to the board of directors.

	Proposals Other Than the Election of Directors

   Subject to certain conditions, all matters, other than the election of directors, submitted to a vote of all the stockholders must be approved separately by both the holders of a majority of the shares of the Common Stock entitled to vote on the subject matter and present in person or by proxy, voting as a class, and by the holders of a majority of the shares of the Class B Common Stock entitled to vote on the subject matter and present in person or by proxy, voting as a class. Abstentions will have the same effect as votes against all proposals (other than the election of directors) presented to the stockholders. A broker "non-vote" will not be considered entitled to vote as to such matters at the meeting, will not be counted as a vote for or against any matter and, accordingly, will have no effect on any proposal presented to the stockholders.

   Under certain circumstances, such as adoption of any amendment to Molex's Certificate of Incorporation, the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock entitled to vote on the proposal and voting as a class, and of the holders of a majority of the outstanding shares of the Class B Common Stock entitled to vote on the proposal and voting as a class would be required. Under these circumstances, broker "non-votes" will have the same effect as a vote against the proposal.


                        INFORMATION ABOUT MOLEX'S STOCK

DESCRIPTION OF THE THREE DIFFERENT CLASSES OF STOCK

   Molex has three classes of common stock. They are Common Stock, par value $.05 per share ("Common Stock"), Class A Common Stock, par value $.05 per share ("Class A Common Stock"), and Class B Common Stock, par value $.05 per share ("Class B Common Stock").

   Voting Stock: Common Stock and Class B Common Stock

   The holders of Common Stock and Class B Common Stock are entitled to one vote per share upon each matter submitted to the vote of the stockholders and, subject to conditions set forth in greater detail below, vote separately as a class as to all matters except the election of the board of directors. With respect to the election of directors, the holders of Common Stock and Class B Common Stock vote together as a class.

   The right of the Class B Common stockholders to vote separately as a class is subject to applicable law and for so long as at least 50% of the authorized shares of the Class B Common Stock are outstanding. As of the Record Date, 64.5% of the authorized shares of Class B Common Stock were outstanding.

   Non-Voting Stock: Class A Common Stock

   The holders of Class A Common Stock have the same liquidation rights and the same rights regarding dividends as the holders of Common Stock or the Class B Common Stock. However, the holders of Class A Common Stock have no voting rights except as otherwise required by law or under certain circumstances.
For example, under Delaware General Corporation Law, any amendments to Molex's Certificate of Incorporation changing the number of authorized shares of any class, changing the par value of the shares of any class, or altering or changing the powers, preferences, or special rights of the shares of any class so as to adversely affect them, including the Class A Common Stock, would require the separate approval of the class so affected, as well as the approval of all classes entitled to vote thereon, voting together.

   Class A Common Stock would automatically convert into Common Stock on a share-for-share basis any time upon the good faith determination by Molex's board of directors that either of the following events has occurred: (i) the aggregate number of outstanding shares of Common Stock and Class B Common Stock together is less than 10% of the aggregate number of outstanding shares of Common Stock, Class B Common Stock and Class A Common Stock together; or
(ii) any person or group, other than one or more members of the Krehbiel
Family (as defined in Molex's Certificate of Incorporation), becomes or is the beneficial owner of a majority of the outstanding shares of Common Stock.

SHARES OUTSTANDING ON THE RECORD DATE

   Only voting stockholders of record at the close of business on August 29, 2003 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournment thereof. As of the close of business on the Record Date, there were outstanding

	100,416,878	shares of Common Stock
         90,606,517     shares of Class A Common Stock
             94,255     shares of Class B Common Stock

SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

   The following table sets forth any outstanding equity securities of Molex beneficially owned as of the Record Date by each director, nominee for director, the named executive officers listed in the Summary Compensation Table, all directors, nominees and executive officers as a group and all other persons who are known to Molex to be the beneficial owner of more than five percent of any class of voting securities. The persons named hold sole voting and investment power with respect to the shares of equity securities listed below, unless otherwise indicated.

   The amounts set forth in the following table reflect all of the stock dividends declared and issued to stockholders to date.


                                                                  Number of Shares
                                               ________________________________________________________
Name and Address                                               Class A       Class B       All Voting
of Beneficial Owner    Nature of Ownership     Common Stock  Common Stock  Common Stock  Securities (b)
___________________    ___________________     ____________  ____________  ____________  ______________
F. A. Krehbiel (c)     Direct                     4,236,372      1,598         41,949.5
2222 Wellington Ct.    Partner (d)               21,407,343          -                -
Lisle, IL              Trustee (e)                   46,347      4,956                -
                       Trustee (f)(g)             3,542,230    209,593            5,103
                       Option (a)                    12,500     30,003                -
                       Spouse (g)                     3,745      3,666                -
                       Percent of Class (a)            7.8%          *            49.9%           7.8%


J. H. Krehbiel, Jr.(c) Direct                    10,336,307  6,390,784         41,949.5
2222 Wellington Ct.    Partner (d)               21,407,343          -                -
Lisle, IL              Trustee (e)                   46,347      4,956                -
                       Trustee (f)(g)               951,507    315,724            1,701
                       Trustee/Custodian (g)(h)     257,231    225,026                -
                       Non-employee Children (g)    912,348    886,316            1,701
                       Option (a)                    12,500     30,003                -
                       Spouse (g)                     6,952      3,602                -
                       Percent of Class (a)           12.4%       8.7%            48.1%          12.5%


F. L. Krehbiel (c)     Direct                       949,578    601,159            1,701
2222 Wellington Ct.    Option (a)                     6,250      3,750                -
Lisle, IL              Percent of Class (a)            1.0%          *             1.8%           1.0%


Krehbiel Limited       Direct (d)                21,407,343
Partnership (c)(d)
2222 Wellington Ct.
Lisle, IL              Percent of Class (a)           21.3%                                      21.3%


J. H. Krehbiel
 Trust (c)(e)          Trust                         46,347      4,956
                       Percent of Class (a)               *          *                               *

J. J. King             Direct                       153,638     47,759
                       Option (a)                   150,000    224,168
                       Joint With Spouse                562        562
                       Spouse (g)                       171         93
                       Percent of Class (a)               *          *                               *


M. P. Slark            Direct                       149,326     13,894
                       Option (a)                   126,330     99,961
                       Joint With Spouse                806        108
                       Spouse (g)                       171         19
                       Custodian for Children (g)       472      9,622
                       Percent of Class (a)               *          *                               *


G. Tokuyama            Direct                        28,836     21,280
                       Option (a)                    12,500    100,000
                       Spouse (g)                        72         88
                       Percent of Class (a)               *          *                               *


Robert J. Potter       Direct                        11,681          0
                       Option (a)                     7,327      4,214
                       Percent of Class (a)               *          *                               *


Edgar D. Jannotta (i)  Direct                        94,063      46,720
                       Option (a)                     7,327       4,214
                       Retirement Account                 -      19,071
                       Percent of Class (a)               *           *                              *


Donald G. Lubin        Direct                         3,307       5,262
                       Option (a)                     5,625       3,064
                       Retirement Account             2,666       3,812
                       Percent of Class (a)               *           *                              *


Masahisa Naitoh        Direct                         5,916           0
                       Option (a)                     3,125       3,064
                       Percent of Class (a)               *           *                              *





                                                                  Number of Shares
                                               ________________________________________________________
Name and Address                                               Class A       Class B       All Voting
of Beneficial Owner    Nature of Ownership     Common Stock  Common Stock  Common Stock  Securities (b)
___________________    ___________________     ____________  ____________  ____________  ______________
Michael J. Birck       Direct                         6,835           0
                       Option (a)                     5,625       3,064
                       Percent of Class (a)               *           *                              *


Douglas K. Carnahan    Direct                         2,031       3,750
                       Option (a)                     1,875       2,300
                       Percent of Class (a)               *           *                              *


Joe W. Laymon          Direct                             0           0
                       Percent of Class (a)               *           *                              *


Michelle L. Collins    Direct                             0           0
                       Percent of Class (a)               *           *                              *


All Directors and      Director or Indirect (g)  43,432,284   8,932,593          94,105
Executive Officers     Option (a)                   355,670     911,462
as a group, comprising
20 persons including
those listed above     Percent of Class (a)           43.5%       10.8%           99.8%          43.5%


The Regents of the     Employee Benefit Plan                  6,725,745
University of
California (j)
1111 Broadway,
14th Floor
Oakland, CA 94607      Percent of Class                            7.4%                              *


AIM Funds              Investment Advisor &                  10,339,700
Management, Inc. (k)    Broker or Dealer
5140 Yonge             Percent of Class                           11.4%                              *
Street - Suite 900
Toronto, Ontario
M2N 6X7 Canada


General Electric       Ultimate Parent Company               10,615,565
Company ("GE")          of a Group (1)
3135 Easton Turnpike   Percent of Class                           11.7%                              *
Fairfield, CT 06431

______________
*	Denotes less than 1% of the outstanding shares.

(a)	Shares of Common Stock and Class A Common Stock subject to stock options that may be exercised within 60 days of the Record Date. For the purpose of computing the percent of class owned by officers and directors individually and as a group, the shares that could be acquired within said 60-day period have been deemed to be outstanding as to that individual or group regardless of whether they are actually outstanding.

(b)	In the election of directors, each holder of Common Stock or Class B
        Common Stock is entitled to one vote for each share registered in his or her name without distinction as to class of stock. Class A Common Stock is generally nonvoting.

(c)	J. H. Krehbiel, Jr. and F. A. Krehbiel are brothers. F. L. Krehbiel is the son of J. H. Krehbiel, Jr. who with his father, uncle and non-employee siblings collectively comprise the "Krehbiel Family". As of the Record Date, the Krehbiel Family exercises voting power with respect to 42,649,960 shares of Common Stock (42.5% of the number outstanding); 94,105 shares of Class B Common Stock (99.8% of the number outstanding); and 42,744,065 shares of all the voting securities (42.5% of the number outstanding). In addition, the Krehbiel Family beneficially owns 8,642,424 shares of Class A Common Stock representing 9.6% of the outstanding shares of this class of stock.

(d)	J. H. Krehbiel, Jr., F. A. Krehbiel and a trust for which they are the trustees are each general partners and limited partners of the Krehbiel Limited Partnership (the "Partnership") and share the power to vote and dispose of shares held by the Partnership. Pursuant to the Partnership agreement, all voting of the Partnership shares must be done with the unanimous consent of the partners. For purposes of computing the percent of a class or the percent of all voting securities owned by individual members of the Krehbiel Family, the shares of the Partnership have not been included.

(e)	J. H. Krehbiel, Jr. and F. A. Krehbiel are co-trustees of the trust referred to in footnote (d) in which they each share an equal beneficial interest. As trustees, they share the power to vote and dispose of the shares held by this trust. For purposes of computing the percent of a class or the percent of all voting securities owned by individual members of the Krehbiel Family, the shares of this trust have not been included.

(f)	F. A. Krehbiel and J. H. Krehbiel, Jr. own these shares of Common
        Stock, Class A Common Stock and Class B Common Stock as trustees under various trusts for the benefit of their respective children including
        F. L. Krehbiel. They exercise voting and investment power as to the shares held in these trusts. For purposes of computing the percent of a class or the percent of all voting securities owned by F. L. Krehbiel, the shares of trust in which he has a beneficial interest have not been included.

(g)	Certain shares have been reported, which are included in the table above, as owned by members of a household or family or as held in the capacity of trustee or custodian. As to these shares, the persons above expressly disclaim beneficial ownership and/or personal beneficial interest therein. For purposes of computing the percent of class or the percent of all voting securities, the shares held by a trustee or custodian have not been included as being owned by an individual beneficiary, but have been included as being owned by the trustee or custodian who exercises voting power.

(h)	These shares are held for the benefit of the children of F. A.
        Krehbiel. J. H. Krehbiel, Jr. exercises voting and investment power as to these shares.

(i)	William Blair & Company LLC has served as an investment banking advisor to Molex and has been a market maker for the Common Stock and Class A Common Stock for a number of years. The shares of the Common Stock and Class A Common Stock shown above as owned by Mr. Jannotta do not include shares held by William Blair & Company LLC in its trading account, in its capacity as a market maker, or over which William Blair & Company LLC has voting or investment power in its capacity as a fiduciary.

(j)	As reported in a Schedule 13G filed February 15, 2001, The Regents of the University of California filed as an "Employee Benefit Plan or Endowment Fund" with the sole power to vote or to direct the vote and sole power to dispose or to direct the disposition of all of the shares.

(k)	As reported in a Schedule 13G filed February 13, 2003, AIM Funds
        Management, Inc. indicating a beneficial ownership of the shares reported above with sole dispositive power and sole voting power with respect to all of the shares.

(l)	As reported in a Schedule 13G filed with the Securities and Exchange
        Commission on February 14, 2003, 10,615,565 shares represent the total number of shares of Class A Common Stock beneficially owned by certain affiliated entities affiliated with General Electric Company ("GE"). The total number of shares includes 3,262,438 shares beneficially owned by General Electric Pension Trust over which GE Asset Management Incorporated shares voting control and the power of disposition. The total number of shares also includes 7,353,127 shares beneficially owned by certain entities and accounts to which GE Asset Management Incorporated acts as an investment advisor and over which it has sole voting control and power of disposition. Each of the GE, GE Asset Management Incorporated, General Electric Pension Trust disclaims that it is a member of a "group."





                   INFORMATION ABOUT THE BOARD OF DIRECTORS


ORGANIZATION AND ELECTION OF THE BOARD OF DIRECTORS

   Under the by-laws of Molex, the board of directors can set the number of directors between six and fifteen. Currently, the board of directors comprises thirteen members who are divided into three classes with staggered terms. Specifically, the board of directors is divided into Class I, Class II and Class III directors, with one class to be elected each year. As a result, Molex stockholders elect approximately one-third of the board of directors each year at the annual meeting of stockholders for a term expiring at the third meeting following their election.

   Section 141(k) of the Delaware General Corporation Law ("Section 141(k)") provides that directors serving on a classified board cannot be removed without cause, unless the certificate of incorporation provides otherwise. Molex's Certificate of Incorporation does not prohibit the application of Section 141(k) to its board of directors. Therefore, the stockholders of Molex cannot remove incumbent directors from office without a valid reason for doing so under Delaware law.

MEETINGS OF THE BOARD OF DIRECTORS

   During the last fiscal year, there were four meetings of the board of directors.

COMMITTEES OF THE BOARD OF DIRECTORS

   Molex has four committees of the board of directors. They are the Compensation Committee, the Audit Committee, the Nominating Committee and the Executive Committee. Each committee operates in accordance with a charter that can be viewed on Molex's website (www.molex.com)

   Compensation Committee

   The Compensation Committee consists of three outside and "independent" directors (as defined under the current listing standards of the National Association of Securities Dealers) who have the authority to approve the compensation of the executive officers of Molex. Compensation includes base salary, cash bonus, and any awards and grants under stock bonus or option plans. The Compensation Committee had three meetings and took action by four unanimous written consents during the fiscal year just ended.

   Audit Committee

   The Audit Committee is comprised of three directors, all of whom are not employees of Molex and are "independent" as defined under the current listing standards of the National Association of Securities Dealers. The Audit Committee oversees the creation and implementation of internal control policy and is responsible for the hiring of the outside independent auditors and the review of their findings. During the fiscal year just ended, the Audit Committee had seven meetings and took action by one unanimous written consent.

   Nominating Committee

   The Nominating Committee is comprised of two directors, neither of whom are Molex employees and are "independent" as defined under the current listing standards of the National Association of Securities Dealers. The Nominating Committee recommends the nominees or candidates for Molex's board of directors and the different committees of the board of directors. There was one meeting of the Nominating Committee during the fiscal year just ended.

   Executive Committee

   The Executive Committee is comprised of six directors and was formed in order to act between meetings of the full board of directors. The Executive Committee charter provides, among other things, that no action can be taken by the Executive Committee that would require a majority of independent directors. The Executive Committee, which customarily conducts no regularly scheduled or special meetings, took action by ten unanimous written consents during the last fiscal year.

DIRECTORS' COMPENSATION

   Director Fees

   Each director who is not a salaried officer of Molex receives compensation at the rate of $35,000 per year for serving as a director, $2,000 for attending a regular or special board meeting plus reimbursement of all travel and
out-of-pocket expenses associated with attending such meeting.   All of the
chairmen of the committees were given increases in his or her per meeting fee in view of their increased responsibilities under the various corporate governance laws and rules passed in furtherance of those laws. Effective
May 1, 2003, the meeting fee paid to the chairmen of Compensation and Nominating Committees was increased $1,000 to $3,000 per meeting while the meeting fee for the Chairman of the Audit Committee was increased $2,000 to $4,000 per meeting.

   Stock Options

   Each outside director receives an automatic annual non-discretionary stock option grant under the 2000 Molex Incorporated Incentive Stock Option Plan
(the "ISO Plan"). These grants occur as of the date of the Annual Stockholders' Meeting with an exercise price equal to the fair market value of the Class A Common Stock on such date of grant. Each option generally has a five-year term and becomes exercisable in four equal annual installments. The number of shares subject to the option granted to each outside director is 200 multiplied by the number of years of service or fraction thereof. The amount of shares increases to 500 multiplied by the number of years of service or fraction thereof, if the following two financial conditions are met for the fiscal year ended immediately prior to the grant:

(1) Molex's net profits (after taxes) are at least ten percent (10%) of the net sales revenue; and

(2) Molex's net sales revenue increased at least one and one-half (1.5) times the "Worldwide Growth" of the general connector market as compared to the previous year's net sales revenue. For purposes of determining the Worldwide Growth, the disinterested directors choose one or more outside independent connector consultants.

   Notwithstanding the foregoing, the number of shares subject to the annual option given to each outside director under the ISO Plan cannot exceed 3,000 shares or an amount whose fair market value on the date of grant is $100,000. Because the ISO Plan's financial goals were not achieved for the fiscal year just ended, the number of shares subject to the option that will be granted to the outside directors with respect to such year will be determined by multiplying 200 by the number of years of service or fraction thereof.

   Deferred Compensation Plan

   Each director is eligible to participate in The Molex Incorporated Deferred Compensation Plan under which he or she may elect on a yearly basis to defer all or a portion of the following year's compensation. A participant may elect to have the amount deferred (1) accrue interest during each calendar quarter at a rate equal to the average six month Treasury Bill rate in effect at the beginning of each calendar quarter, or (2) credited as stock "units" whereby each unit is equal to one share of Common Stock. The cumulative amount that is deferred for each participating director is subject to the claims of the general creditors of Molex.

   Upon termination of service as a director, the accumulated amount is distributed in a lump sum. At the time of distribution, any stock units are converted into cash by multiplying the number of units by the fair market value of the stock as of the payment date.

PROPOSAL NO. 1:	ELECTION OF DIRECTORS

   The following information is provided with respect to all of the members of the board of directors:

CLASS I DIRECTORS WHO ARE SUBJECT TO ELECTION THIS YEAR

   The triennial election of the Class I members of the board of directors consisting of five directors will take place at this meeting. Each Class I director will serve for three years until the 2006 annual stockholders meeting, or until his successor shall be elected and shall qualify. The voting persons named in the enclosed proxy card intend to nominate and vote in favor of the election of the persons named below unless authorization is withheld. If any of the nominees becomes unavailable for election, votes will be cast for the election of such other person or persons as the proxy holders, in their judgment, may designate. No circumstances are presently known which would render any of the nominees named herein unavailable. The Board of Directors recommends a vote "FOR" the election of each of the following nominees.

Fred L. Krehbiel (a) - President of the Connector Products Division
 (Americas).(b) Director since 1993. Age 38.

   Mr. Krehbiel worked in various engineering capacities in the Automotive Division commencing in 1988 and ending with the position of Engineering Manager (1993-1998). He was the Assistant to the Regional President (Americas) for the Global Desktop Business (1998-2000) and served as the President of the Automotive Division from 2000-2003. In July 2003, he assumed his current position.

Douglas K. Carnahan - Retired former executive of Hewlett-Packard Company
 (computers, computer peripherals and instrumentation). Director since 1997 and Chairman of the Audit Committee. Age 62.

   Mr. Carnahan joined Hewlett-Packard in 1968 and served in several diverse positions in manufacturing, engineering and management. He served as General Manager of the Printing Systems Group from 1990-1995 and was elected Vice President in 1992. From 1995-1998, Mr. Carnahan was General Manager of the Measurement Systems Organization. In 1995, he was elected Senior Vice President of Hewlett-Packard Company. Mr. Carnahan continued managing the Measurement Systems Organization that included Hewlett-Packard's analytical, medical, components and information storage businesses until he retired in 1998.

J. Joseph King - Vice Chairman of the Board and Chief Executive Officer of Molex.(b) Director since 1999 and member of the Executive Committee. Age 59.

   Mr. King has worked at Molex for more than 28 years filling various administrative, operational and executive positions both internationally and domestically. Prior to his current position, he served as Executive Vice President from 1996-1999 and became a director, President and Chief Operating Officer of Molex in 1999. He assumed the post of Vice Chairman and Chief Executive Officer effective July 1, 2001. Mr. King serves on the board of directors of Cabot Microelectronics Corporation.

Joe W. Laymon - Vice President, Corporate Human Resources Business Operations of Ford Motor Company (automobile manufacturer). Director since 2002 and member of the Compensation Committee. Age 50.

   After working for the U.S. State Department-Agency for International Development, with assignments in Zaire and Washington D.C., Mr. Laymon held various human resource positions at Xerox Corporation (1979-1996) and Kodak company (1996-2000). He joined Ford Motor Company in March 2000 as the Executive Director of Human Resources Business Operations and was appointed Vice President in 2001.

Michelle L. Collins - Managing Director of Svoboda, Collins L.L.C. (private equity firm). Director since March of 2003. Age 43.

   Ms. Collins co-founded Svoboda Collins L.L.C. in 1998. From 1992-1997, Ms. Collins was a partner in the Corporate Finance Department of William Blair & Company, L.L.C. Ms. Collins serves on the board of directors of CDW Corporation and Coldwater Creek, Inc.

CLASS III DIRECTORS WHOSE TERM EXPIRES 2005

John H. Krehbiel, Jr. (a) - Co-Chairman of the Board of Molex.(b) Director since 1966(c) and member of the Executive Committee. Age 66.

   President of Molex 1975-1999 and Chief Operating Officer 1996-1999. Mr. Krehbiel became Co-Chairman in 1999 and served as Co-Chief Executive Officer from 1999-2001.

Robert J. Potter - President and Chief Executive Officer of R. J. Potter
 Company (consulting business). Director since 1981. Chairman of the Compensation Committee and member of the Audit Committee. Age 70.

   Prior to founding R. J. Potter Company in 1990, Dr. Potter was President and Chief Executive Officer of Datapoint Corporation (local area networks, video teleconferencing and computer systems) from 1987-1990. Dr. Potter serves on the board of directors of Cree, Inc. and Zebra Technologies Corporation.

Edgar D. Jannotta - Investment banker and Chairman of William Blair & Company,
 L.L.C. (securities and investment banking). Director since 1986. Chairman of the Nominating Committee and member of the Executive Committee. Age 72.

   In 1959, Mr. Jannotta joined William Blair & Company, serving in various capacities including Managing Partner (1977-1994), Senior Partner (1995-1996), Senior Director (1996-2001), and Chairman (2001-). During the last five years, William Blair & Company, L.L.C. has performed investment banking services for Molex. Mr. Jannotta serves on the board of directors of Bandag, Incorporated, Aon Corporation and Exelon Corporation.

Donald G. Lubin - Partner of Sonnenschein Nath & Rosenthal (private law practice). Director since 1994 and member of the Nominating Committee. Age 69.

   Mr. Lubin joined Sonnenschein Nath & Rosenthal in 1957, has been a partner since 1964 and was Chairman from 1991 to 1996. Sonnenschein Nath & Rosenthal is one of Molex's principal outside law firms that has performed services on behalf of Molex since 1987. Mr. Lubin serves on the board of directors of McDonald's Corporation.

CLASS II DIRECTORS WHOSE TERM EXPIRES 2004

Frederick A. Krehbiel (a) - Co-Chairman of the Board of Molex.(b) Director since 1972 (c) and member of the Executive Committee. Age 62.

   Mr. Krehbiel was elected Vice Chairman and Chief Executive Officer in 1988 and Chairman of the Board of Directors in 1993. He became Co-Chairman in 1999 and served as Co-Chief Executive Officer from 1999-2001. Mr. Krehbiel serves on the board of directors of Tellabs, Inc., Northern Trust Corp.,
   W. W. Grainger, Inc. and DeVry Inc.

Masahisa Naitoh -Chairman and CEO of The Institute of Energy Economics, Japan
 (private think tank). Director since 1995 and member of the Compensation Committee. Age 65.

   During the last five years, Mr. Naitoh has been associated with various Japanese government agencies and companies and academic institutions around the world. He has served with The Institute of Energy Economics since 1994 in different positions. From 1997-2003, he worked for Itochu Corporation, a Japanese global trading form, first as an Advisor and then as Executive Vice President (1997-2000), as Vice Chairman (2000-2002) and, finally as Executive Vice Chairman (2002-2003). In 1994, he became associated with Elf Acquitane until its acquisition in 1999. Mr. Naitoh also serves on the board of directors of E. I. DuPont de Nemours and Company.

Michael J. Birck - Chairman of the Board and Chief Executive Officer of
 Tellabs, Inc. (telecommunications equipment). Director since 1995. Member of the Audit Committee and the Executive Committee. Age 65.

   Mr. Birck is a founder of Tellabs, Inc. and was its President and Chief Executive Officer from its inception in 1975 until 2000. From 2000 until June of 2002, Mr. Birck held the title of Chairman of the Board of Tellabs. He became Chief Executive Officer in June of 2002. In addition to serving on the board of directors of Tellabs, Inc., he also serves on the board of Illinois Tool Works Inc.

Martin P. Slark - President and Chief Operating Officer of Molex.(b) Director since 2000 and member of the Executive Committee. Age 48.

   Mr. Slark has worked at Molex more than 27 years filling various administrative, operational and executive positions both internationally and domestically. Prior to his current position, he served as Regional President of Americas from 1996-1998 before serving as Executive Vice President from 1999-2000. Mr. Slark assumed the post of President and Chief Operating Officer on July 1, 2001. Mr. Slark serves on the board of directors of Hub Group, Inc.
______________
(a) Frederick A. Krehbiel and John H. Krehbiel, Jr. are brothers and Fred L. Krehbiel is the son of John H. Krehbiel, Jr. (collectively the "Krehbiel Family"). The members of the Krehbiel Family may be considered "control persons" of Molex. Other than the Krehbiel Family, no director or executive officer has any family relationship with any other director or executive officer.

(b) These nominees hold positions as directors and/or officers of one or more of the subsidiaries of Molex. Only the principal positions are set forth.

(c)  Includes period served as a director of Molex's predecessor.




PROPOSAL NO. 2:	APPROVAL OF AN AMENDMENT AND THE RESTATEMENT OF THE 2000 MOLEX
                INCOR-PORATED LONG-TERM STOCK OPTION PLAN OVERVIEW OF THE AMENDED AND RESTATED PLAN


   Background

   In 2000, the Board of directors (the "Board") recommended and the stockholders adopted The 2000 Molex Incorporated Long-Term Stock Plan (the "Plan") at the Annual Stockholders' Meeting. On July 25, 2003, the Board unanimously approved an amendment and the restatement of the Plan recommended by the Compensation Committee. A copy of the amended and restated Plan document is attached at the end of this proxy statement as Exhibit B.

   Purpose of the Plan

   The purpose of the Plan is to reward and induce certain designated key management employees to remain in the employ of Molex and to encourage such employees to secure or increase their stock ownership in the Company through the grant of both stock options and/or stock bonuses. The Company believes the Plan will promote continuity of management, and increase the incentive and personal interest in the welfare of the Company by those who are primarily responsible for shaping, carrying out the long-range plans of the Company and securing its continued growth and financial success.

   Proposed Amendments

   The amendments to the Plan will have the following effect:

   * Extend the duration of the Plan 27 months From June 30, 2005 to September 30, 2007.

   * Increase the number of shares reserved for the Plan by 3 million shares of Class A Common Stock from 3 million shares to a new amount of 6 million shares of Class A Common Stock.

   * Increase the maximum length of any option/award from 3 years after 100% vesting to 6 years after full vesting. Given a typical vesting schedule of 25% per year, the maximum expiration date would be 10 years from the date of grant.

   * Increase the maximum number of shares that can be granted/awarded to a single individual in a particular calendar year from 250,000 shares to 500,000 shares.

   Vote Necessary to Adopt the Proposal

   Adoption of this proposal will require the affirmative vote of the holders of a majority of the shares of the Common Stock entitled to vote and present in person or by proxy, voting as a class, and the holders of the majority of the shares of the Class B Common Stock entitled to vote and present either in person or by proxy, voting as a class. Directors and officers of Molex control approximately 43.1% of the outstanding Common Stock and approximately 99.8% of the outstanding Class B Common Stock entitled to vote. The directors and officers intend to vote for this proposal. Abstentions will have the same effect as a vote against the proposal. Broker "non-votes" will not be considered entitled to vote as to this matter and will have no effect on the adoption of the amendment and restatement.

   Your Board of Directors recommends a vote FOR this proposal. The enclosed proxy will be voted FOR the proposal unless a contrary specification is made.

GENERAL PLAN INFORMATION

   The following is a description of the material provisions of the Plan. The description is qualified in its entirety by reference to the full Plan document appended to this proxy statement as Exhibit B.


   Duration of the Plan

   If the amended and restated Plan is approved, the Plan will expire on September 30, 2007. After that date, no grants can be exercised, however, previously granted options can be exercised or distributed.

   Administration

   The Plan is administered by a committee (the "Committee") comprising at least two members of the Board appointed by the Board under the terms and conditions set forth in the Plan document. The Board has designated the Compensation Committee of the Board to administer the Plan. At this time, the Compensation Committee consists of Robert J. Potter, Masahisa Naitoh and Joe
W. Laymon, all of who are independent directors.

The Committee has the complete authority, in its sole discretion, to determine:

   * Which eligible employees will be granted/awarded options/shares under the Plan.

   * The vesting schedule.

   * The expiration date.

   * The number of shares.

   The Committee may take into account the nature of the services rendered by the individual, the individual's present and potential contribution to Molex's success, and such other factors as the Committee deems relevant.

   Stock Reserved Under the Plan

   If the amended and restated Plan is approved, the shares reserved for issuance under the Plan are 6,000,000 shares of Molex's Class A Common Stock (the "Stock") subject to adjustment more fully discussed under the heading entitled "Adjustment of the Number of Shares and Exercise Price". If any stock award granted under the Plan expires or otherwise terminates without having been exercised in full, the shares of stock not purchased shall again become available for grants under the Plan. The Stock issued under the Plan may be treasury shares purchased on the open market or otherwise, authorized but unissued shares, or reacquired shares. As of June 30, 2003, 237,627 shares remained available for future grants under the Plan. Approval of the amended and restated Plan will increase the shares available for future grant by 3,000,000 shares.

   Eligibility

   Only executive officers and members of Molex's Executive Management Committee are eligible to receive a grant or award of stock under the Plan.

   Types of Grants/Awards

   There are two types of grants/awards under the Plan.  They are:

   * A nonqualified stock option ("NQSO") that is granted at 100% of the fair market value of the Stock on the date of grant.

   * A stock bonus that is awarded at no direct monetary cost to the participant.

   Limitation on Grants/Awards To Any One Individual

   If the amended and restated Amended Plan is approved, the maximum number of shares that can be granted/awarded under the Plan to one individual during a calendar year cannot exceed 500,000 shares.

   Amendment of the Plan

   The Board, at its discretion, may amend the Plan at any time, subject to stockholder approval if required by the applicable SEC or Nasdaq listing rules. At this time, these rules require that Molex's stockholders must approve all material amendments to the Plan.



TERMS AND CONDITIONS OF THE GRANT/AWARD

   Vesting

   Subject to the terms of the Plan, an employee may exercise that part of his or her option that is "vested" or "exercisable" according to a "vesting schedule." All vesting schedules start with an "initial waiting period" during which no shares are "vested" or "exercisable." Then, depending upon the vesting schedule, all or a specified portion of the shares subject to the option grant or bonus award are vested and may be acquired. The Committee determines the vesting schedule (which may not be the same). There are three general types of vesting:

   "Typical Vesting". The "initial waiting period" is one year and is vested in 25% increments during each of the succeeding 4 years, each commencing with the anniversary of the grant. The right to acquire Stock is "cumulative". This means that, in any given year, an employee may acquire those shares he or she could have acquired in a previous year, but did not, provided that the option/bonus has not terminated or expired. All options/awards are subject to the Typical Vesting schedule unless otherwise specified in the agreement.

   "Other Vesting". After the "initial waiting period", an employee may exercise an option in amounts and at times determined by the Committee at the date of grant/award, provided that the time in which an option/bonus becomes 100% vested cannot exceed 7 years from the date of grant. The vesting schedule is solely within the discretion of the Committee and may vary from option grant to option grant and bonus award to bonus award.

   "Accelerated Vesting". Upon the occurrence of certain events, the vesting schedule of an option that has not expired and is not fully (i.e., 100%) vested will accelerate to become immediately 100% vested regardless of the vesting schedule. The events causing accelerated vesting are as follows:

(1)  death;

(2)  total disablement; and

(3) retirement, but only if: the employee is at least 59 1/2 years old and has been continuously employed by the Company (or any of its affiliated companies) for 15 years; and the Committee approves the accelerated vesting to any extent it desires.

   Expiration or Termination of Option/Bonus

   If the amended and restated Amended Plan is approved, no option grant or bonus award can provide for exercise or distribution more than 6 years from the date that an option/bonus becomes 100% vested, though it may be a shorter period. If employment is terminated prior to the expiration date, the option will terminate the earliest of: the expiration date if the termination of employment is caused by one of the events causing accelerated vesting or the date of termination of employment if the termination is for other reasons. Upon termination of any grant/award, the unexercised or undistributed shares of Stock are forfeited and become available for future grants/awards.

   Exercise/Distribution of Option/Bonus Shares

   For an option, payment to the Company for the aggregate or total amount of the option price for the number of shares being purchased or exercised must accompany the written notice. The exercised option shares may be paid in one of two ways: by check; or by a "stock swap". For a stock swap, the employee would tender already owned Common Stock or Class A Common Stock as all or part of the aggregate option purchase price valued at the closing price on the date of exercise as reported by the Wall Street Journal.

   The bonus shares are distributed on the vesting dates according to the vesting schedule. No consideration is due from the employee other than the continued employment at Molex (unless subject to accelerated vesting).

   An employee will have no rights as a stockholder of the Company with respect to shares covered by an option or bonus until such shares are fully paid for and a stock certificate has been issued. Upon exercise of a stock option or distribution of a stock bonus, the employee will have all the rights with respect to these shares that are normally associated with ownership of such stock, including the right to vote and receive dividends, if any.

   Adjustment of the Number of Shares and Exercise Price

   Under certain circumstances, the number of shares subject to any option grantor bonus award and the number of reserved for issuance under the Plan (but not yet covered by an option or bonus) will be adjusted. These circumstances include the following: stock dividend; stock split; or any other capital change that the Committee deems to require an equitable adjustment. If the number of shares subject to option is adjusted for any reason, the option price for each share will be adjusted such that the price per share multiplied by the number of shares remains the same both before and after the adjustment.

   No adjustment will require Molex to sell a fractional share. The total substitution or adjustment with respect to each grant/award agreement will be limited accordingly.

RESTRICTIONS REGARDING GRANTS/AWARDS AND THE COVERED SHARES


   Transfer

   Any option granted or bonus awarded under the Plan cannot be transferred and can only be acquired by the employee during his or her life. If the employee should die while still employed by the Company or any of its subsidiaries, the option and/or bonus, to the extent it could have been acquired by the employee on the date of death, may be acquired by the personal representative (executor or administrator) within one year after the date of death. However, no such acquisition can occur later than one year from the date the option or bonus becomes 100% vested.

   Sale of Stock Acquired Under the Plan

   The shares covered by the Plan have been registered under The Securities Act of 1933 (the "Securities Act") and will be freely tradable if held by non-affiliates. If the shares to be sold are held by an affiliate (as defined by SEC Rule 144), the shares may be sold subject to the conditions and limitations set forth in Rule 144.

FEDERAL INCOME TAX EFFECTS OF THE PLAN

   The following discussion is only a summary of the U.S. federal income tax consequences of options under the Plan and does not cover the U.S. federal income tax effects if the described conditions are not met. The following discussion does not purport to be complete and does not describe state, local or foreign tax law.

   For the purposes of the discussion relating to U.S. tax consequences, the following definitions will apply: The "date of grant" is the date that appears in the stock agreement. The "date of exercise" is the date when the employee pays the Company for the shares purchased pursuant to an option or acquires shares of stock pursuant to a stock bonus award. The "date of sale" is the date that the employee has agreed to deliver stock (originally purchased pursuant to an option) to a subsequent third party purchaser, usually a stockbroker. "Aggregate option price" is the total amount of money which the employee paid the Company in order to exercise a particular portion of an option. "Aggregate fair market value" is the total fair market value of the shares acquired under the Plan.

   U.S. Tax Consequences When an Option/Bonus Is Granted/Awarded

   Under the present federal income tax laws, there is no taxable income recognized when a stock option is granted at 100% of fair market value or bonus awarded subject to vesting at a future date. No deduction is available to the Company when a stock option is granted or bonus awarded.

   U.S. Tax Consequences When an Option/Bonus Is Acquired

   NQSOs - Ordinary Tax. An exercise of any portion of a NQSO results in additional ordinary income for federal income tax purposes in the calendar year of exercise. The amount of additional ordinary income in any given year of exercise is equal to the aggregate fair market value on the date of exercise less the aggregate option price paid for the particular number of shares. Molex is allowed a deduction equal to the amount recognized by the employee as additional ordinary income.

   Bonus Shares - Ordinary Tax. The vesting of any portion of a stock bonus award results in the recognition of additional ordinary income for federal income tax purposes in the calendar year of vesting equal to the fair market value of the shares received on the date of vesting. The Company is allowed a deduction equal to the amount recognized by the employee as additional ordinary income.

   U.S. Tax Consequences When Shares Acquired Under the Plan Are Sold

   Upon the sale of the shares of Stock acquired upon exercise of an option, the excess of the aggregate selling price over the aggregate tax basis will be taxable as a capital gain (or loss). Such capital gain (or loss) will be long-term if the shares have been held for more than 12 months after the date an employee becomes subject to taxation with respect to the acquisition, and short-term if the shares have been held for less than that period. The holding period for purposes of determining whether the capital gain (or loss) is a long-term or short-term gain (or loss) commences on the date of the acquisition of the shares. This amount must be reported for the calendar year of sale. No tax consequences accrue to the Company upon sale. The tax basis for shares acquired under the Plan is the fair market value on the date of acquisition for option shares or the date of vesting for bonus shares.

   Potential Limitation of Company Deductions Under Section 162(m)

   Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000. It is possible that compensation attributable to the distribution of stock bonus shares received by an employee may cause this limitation to be exceeded in any particular year although this has not yet occurred.

   Certain kinds of compensation, including "qualified performance-based compensation", are disregarded for purposes of the deduction limitation. Compensation attributable to stock options granted under the Plan will qualify as "qualified performance-based compensation" because the option is granted by a compensation committee composed solely of "outside directors", the Plan contains a per-employee share limitation during a specified period of time, the exercise price is no less than 100% of the fair market value of the stock on the date of grant and the Plan must be approved by the stockholders.

PLAN BENEFITS

   The Compensation Committee has approved various benefits under the amended and restated Plan for the fiscal year ending June 30, 2004 contingent upon the adoption of the amended and restated Plan by the stockholders. After these grants/awards, the size of future grants to eligible employees under the Plan is not determinable as of the date of this proxy statement because of the discretionary nature of such grants. The grants/awards that have been approved but not yet made under the Plan are as follows:


                THE 2000 MOLEX INCORPORATED LONG-TERM STOCK PLAN
PLAN BENEFITS TO BE GRANTED/AWARDED DURING THE FISCAL YEAR ENDED JUNE 30, 2004


                                                                       Stock
                                            Stock Options (a)         Bonus (b)
                                            _____________________     _________
                                               No.      Exercise         No.
Name and Position                             Shares      Price          Shares
                                            __________  _________     _________

J. J. King                                     300,000     (c)           40,000
Vice Chairman & Chief Executive Officer


M. P. Slark                                    175,000     (c)           20,000
President & Chief Operating Officer


F. A. Krehbiel                                       0      -                 0
Co-Chairman


J. H. Krehbiel, Jr.                                  0      -                 0
Co-Chairman


G. Tokuyama                                    100,000     (c)                0
Vice President & Regional
 President, Far East North


All executive officers as a group            1,014,287     (c)          128,522
 (11 including those above)


All non-executive officer directors
 as a group (9 in number) (d)                        0      -                 -


All other eligible participants not
 listed above (10 in number)                         0     (c)                0
_____________________
(a) All of the options are nonqualified stock options exercisable 1 year after grant, expire 10 years after grant and vest in 25% annual increments on the anniversary of the grant.

(b) The bonus shares vest commencing 1 year after grant in 25% annual increments on the anniversary of the award.

(c) The exercise price will be the fair market value of the Class A Common Stock on the date of grant. The fair market value of the Class A Common Stock on August 29, 2003 was $25.48.

(d) Directors who are not employees of Molex are ineligible to participate in the Plan.



                              INFORMATION ABOUT
               EXECUTIVE OFFICER COMPENSATION AND TRANSACTIONS

SUMMARY COMPENSATION TABLE

   The following Summary Compensation Table sets forth information on compensation awarded to, earned by, or paid to J. J. King, Chief Executive Officer of Molex, and the four other most highly compensated executive officers of Molex (collectively, the "Executives") for the fiscal years ended June 30, 2001, 2002 and 2003 for services in all capacities to Molex and its subsidiaries.



                                                                                Long-Term
                                                                               Compensation
                                                 Annual Compensation            Awards (d)
                                        _____________________________________  _____________

                                  Fiscal                      Other Annual    Options/Awards     All Other
Name and Principal Positions (a)   Year   Salary  Bonus (b)  Compensation (c)  (No. Shares)   Compensation (e)
________________________________  _____ _________ _________  ________________ ______________  ________________

J. J. King                        2003  $ 597,876   $   0           *           370,000 (g)      $ 51,098
Vice Chairman and                 2002  $ 436,590   $   0           *           157,259 (g)      $ 37,548
Chief Executive Officer           2001  $ 514,542   $   0           *           170,403 (g)      $ 79,406


M. P. Slark                       2003  $ 516,002   $   0           *           210,000 (g)      $ 45,050
President and Chief               2002  $ 385,596   $   0           *            69,193 (g)      $ 33,220
Operating Officer                 2001  $ 454,443   $   0           *            70,040 (g)      $ 70,053


F. A. Krehbiel                    2003  $ 450,000   $   0      $  47,412         20,000 (f)      $ 81,606
Co-Chairman of the Board          2002  $  67,500   $   0      $  39,060         20,000 (f)      $ 82,707
                                  2001  $ 531,000   $   0      $ 112,279         20,000 (f)      $141,892


J. H. Krehbiel, Jr.               2003  $ 450,000   $   0      $  45,499         20,000 (f)      $ 92,846
Co-Chairman of the Board          2002  $  67,500   $   0      $  29,008         20,000 (f)      $ 92,479
                                  2001  $ 530,999   $   0           *            20,000 (f)      $151,287


G. Tokuyama                       2003  $ 467,985   $   0           *           120,000 (g)      $ 67,843
Corporate Vice President
 and Regional                     2002  $ 390,474   $   0      $  40,407         70,000 (g)      $ 69,520
President, Far East North         2001  $ 421,079   $   0      $  47,821         75,000 (g)      $ 74,305

(a) The positions set forth in this Table are the principal positions held in Molex or its subsidiaries for which compensation has been paid.

(b) Includes cash merit bonus, the fair market value of any shares awarded under the 2000 Molex Incorporated Executive Stock Bonus Plan and any tax-offset bonus awarded under that Stock Bonus Plan.

(c) The column includes the dollar amount of the following three categories: perquisites and other personal benefits, securities or property, but only to the extent that the aggregate sum for the Executive is at least a threshold amount equal to the lesser of $50,000 or 10% of the total annual salary and bonus. An "*" appears in the column if the amount for an Executive in a given fiscal year is less than the threshold. For each Executive meeting the threshold for a fiscal year, those specific items that exceed 25% of the total reported amount in this column are set forth below.


                                                      2003      2002      2001
                                                    ________  ________  ________

     F. A. Krehbiel      Personal life insurance    $ 12,470  $ 12,235  $ 66,538
                         Tax advice and preparation
                          paid by the Company       $ 30,775  $ 22,800         -

     J. H. Krehbiel, Jr. Tax advice and preparation
                          paid by the Company       $ 24,900  $ 17,175         -

     G. Tokuyama         Personal use of
                          company car                      -  $ 37,618  $ 36,666


(d) Molex does not have any restricted stock awards or long-term plan payouts. The only type of long-term compensation is in the form of stock options granted under the 2000 Molex Incorporated Incentive Stock Option Plan (the "2000 ISO Plan") or the 2000 Molex Incorporated Long-Term Stock Plan
     (the "2000 Long-Term Plan"). All options in fiscal year 2003 are for shares of Common Stock under the 1991 ISO Plan. The options/awards for all fiscal years are for shares of Class A Common Stock. All figures have been adjusted to reflect any stock dividends.

(e) Includes the following amounts paid or accrued by Molex or any of its subsidiaries:

                                                    Fiscal     J. J.      M. P.      F. A.         J. H.             G.
                                                     Year      King       Slark     Krehbiel    Krehbiel, Jr.     Tokuyama
                                                   _______   ________   ________    ________    _____________     ________
      (i) Amounts accrued pursuant to matters        2003        -         -        $ 51,453      $ 62,693        $      0
          discussed in the Section entitled          2002        -         -        $ 48,454      $ 58,226        $      0
          "INDIVIDUAL ARRANGEMENTS                   2001        -         -        $ 47,608      $ 57,004        $      0
          INVOLVING FUTURE COMPENSATION"

     (ii) Amounts contributed pursuant to            2003     $18,400   $18,400     $ 18,400      $ 18,400        $ 67,843
          Defined contribution retirement plans.     2002     $12,240   $12,240     $ 12,240      $ 12,240        $ 69,520
                                                     2001     $15,640   $15,640     $ 15,640      $ 15,640        $ 74,305

    (iii) Matching contributions to The Molex        2003     $ 2,000   $ 2,000     $  2,000      $  2,000               -
          Incorporated 401(k) Savings Plan           2002     $ 1,700   $ 1,700     $  1,700      $  1,700               -
                                                     2001     $ 1,700   $ 1,700     $  1,700      $  1,700               -

     (iv) Company contributions to The Molex         2003     $30,698   $24,650     $  9,753      $  9,753               -
          Incorporated Supplemental Executive        2002     $23,608   $19,280     $ 20,313      $ 20,313               -
          Retirement Plan                            2001     $62,066   $52,713     $ 76,944      $ 76,943               -

(f) Includes option grants under the 2000 ISO Plan. See the Option Grant Table on the next page.

(g) Includes both option grants and stock bonus awards under the 2000 Long-Term Plan. See the Option Grant Table on the next page for grants given last year.



AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2003 AND YEAR-END OPTION VALUES

                                                                                   At June 30, 2003
                                                                _____________________________________________________
                                   No. of Shares                        Number of             Value of Unexercised
                                      Acquired                     Unexercised Options      In-the-Money Options (b)
                                        Upon        Value       _________________________   _________________________
Name                Stock Class       Exercise    Realized (a)  Exercisable Unexercisable   Exercisable Unexercisable
__________________  ___________    _____________  ____________  ___________ _____________   ___________ _____________
J. J. King          Common                  0      $       0       143,751      309,105       $ 772,448    $ 2,712,945
                    Class A            12,906      $ 315,874       105,158      573,145       $       0    $ 3,017,388

M. P. Slark         Common                  0      $       0       120,081      309,106       $ 626,210    $ 2,712,945
                    Class A             4,861      $ 118,991        45,013      296,914       $       0    $ 1,416,175

F. A. Krehbiel      Common                  0      $       0         9,376        3,124       $       0    $         0
                    Class A                 0      $       0        15,002       44,998       $       0    $	55,396

J. H. Krehbiel, Jr. Common              3,560      $   6,664         9,376        3,124       $       0    $         0
                    Class A                 0      $       0        15,002       44,998       $       0    $	55,396

G. Tokuyama         Common                  0      $       0        15,626        3,124       $  38,616    $         0
                    Class A             6,250      $   6,250        45,000      210,000       $       0    $ 1,135,250

______________
(a) The difference between the aggregate fair market value of the shares acquired on the date of exercise and the aggregate option price for such shares.

(b) The difference between the aggregate fair market value of the shares for which options were unexercised as of June 30, 2003 (based on a value on that date of $26.98/share for Common Stock and $23.15/share for Class A Common Stock) less the aggregate option exercise price for such shares. Any options whose exercise would result in a loss (i.e., the option price is greater than the value on June 30, 2003) are excluded.


OPTION GRANTS IN FISCAL YEAR 2003

                                       Individual Grants
                           __________________________________________________
                                       Percentage of                           Potential Realizable Value
                                       Total Options                            at Assumed Annual Rates
                            Options     Granted to      Exercise               of stock Price Appreciation
                           Granted (a)  Employees in      Price    Expiration     for Option Term (f)
Name                       (No. Shares) Fiscal 2003 (e) ($/Share)    Date      ___________________________
                                                                                    5%            10%
                           ____________ _______________ _________  __________  ___________     ___________
J. J. King                  200,000(b)     7.0702%       $19.90    07/23/2009  $ 1,620,260     $ 3,775,894
                             40,000(c)     1.4140%       $00.00    07/23/2009  $ 1,120,051     $ 1,551,179
                            100,000(b)     3.5351%       $23.62    06/02/2010  $   961,571     $ 2,240,870
                             30,000(c)     1.0605%       $00.00    06/02/2010  $   997,071     $ 1,380,861

M. P. Slark                 100,000(b)     3.5351%       $19.90    07/23/2009  $   810,130     $ 1,887,947
                             20,000(c)     0.7070%       $00.00    07/23/2009  $   560,026     $   775,589
                             75,000(b)     2.6513%       $23.62    06/02/2010  $   721,178     $ 1,680,652
                             15,000(c)     0.5303%       $00.00    06/02/2010  $   498,536     $   690,430

F. A. Krehbiel               20,000(d)     0.7070%       $19.90    07/23/2007  $   100,356     $   233,379

J. H. Krehbiel, Jr.          20,000(d)     0.7070%       $19.90    07/23/2007  $   100,356     $   233,379

G. Tokuyama                 100,000(b)     3.5351%       $19.90    07/23/2009  $   810,130     $ 1,887,947
                             20,000(c)     0.7070%       $00.00    07/23/2009  $   560,026     $   775,589

______________
(a)  All shares are Class A Common Stock.

(b) Options were granted pursuant to The 2000 Molex Incorporated Long-Term Stock Plan (the "Long-Term Plan") that offer the right to acquire Class A Common Stock for an exercise price equal to the fair market value of the Class A Common Stock on the grant date and may not be exercised for one year after the grant date. Each year after the grant, 25% of the shares subject to the option become exercisable either by delivery of cash or stock of Molex. The options expire 7 years after grant.

(c) In addition to the options, the individual also received a discretionary grant of bonus shares under the Long Term Plan at no cost that are distributable in 25% installments on the first four anniversary dates of the award.

(d) Options were granted pursuant to The 2000 Molex Incorporated Incentive Stock Option Plan (the "ISO Plan") that offer the right to acquire Class A Common Stock for an exercise price equal to the fair market value of the Class A Common Stock on the grant date and may not be exercised for one year after the grant date. Each year after the grant, 25% of the shares subject to the option become exercisable either by delivery of cash or stock of Molex. The options expire 5 years after grant.

(e) Total options granted to all employees (2,828,786 shares) include options granted to all employees under all of the stock option plans for the stated period regardless of class. All of the shares covered by options granted last fiscal year were Class A Common Stock.

(f) Based on a compounded annual increase of the stated percentage of the market price on the date of grant over the term of the option (7 or 5 years depending on the Plan). The amount in the column represents the difference between the aggregate increased value and the aggregate option exercise price.


EQUITY COMPENSATION PLAN INFORMATION

   The following table provides certain equity plan information as of the fiscal year ended June 30, 2003. All share figures have been adjusted to reflect any stock dividends. No additional shares of stock may be granted under plans that have expired, but all grants issued prior to this date and are outstanding can be exercised.

                                           a                          b                        c
                                __________________________   ____________________  __________________________
                                                                                      Number of securities
                                                                                    remaining available for
                                                                                     future issuance under
                                Number of securities to be    Weighted-average        equity compensation
                                 issued upon exercise of      exercise price of        plans (excluding
                                  outstanding options,        outstanding options,    securities reflected in
Plan Category                      warrants and rights         warrants and rights         column (a))
____________________________    __________________________   ____________________   _________________________
                                  Common        Class A       Common    Class A      Common        Class A
                                ___________  ____________    ________  __________   __________   ____________
Equity Compensation Plans
 Approved By Security Holders

The 1990 Molex Incorporated
 Executive Stock Bonus Plan                   Only Common              Only Common                Only Common
Approved: 10/26/1990                         Stock may be             Stock may be               Stock may be
Expired: 6/30/2000                 11,120       issued.      $ 0.00      issued         0           issued

The 1991 Molex Incorporated
 Incentive Stock Option Plan                  Only Common              Only Common                Only Common
Approved: 10/25/1991                         Stock may be             Stock may be               Stock may be
Expired: 6/30/2000              1,723,569       issued       $20.1975    issued         0           issued

The 2000 Molex Incorporated
 Executive Stock Bonus Plan    Only Class A               Only Class A             Only Class A
Approved: 10/20/2000           Stock may be               Stock may be             Stock may be
Expires: 6/30/2005                issued.         0          issued      $0.00       issued         500,000

The 2000 Molex Incorporated
 Incentive Stock Option Plan   Only Class A               Only Class A             Only Class A
Approved: 10/20/2000           Stock may be               Stock may be             Stock may be
Expires: 6/30/2005               issued.       184,290      issued.     $27.8352     issued.        313,710

The 2000 Molex Incorporated
 Long-Term Stock Plan          Only Class A               Only Class A             Only Class A
Approved: 10/20/2000           Stock may be               Stock may be             Stock may be
Expires: 6/30/2005               issued.     2,687,503      issued.     $21.5679     issued.        237,627

Equity Compensation Plans Not
Approved By Security Holders *


The 1990 Molex Incorporated
 Stock Option Plan                            Only Common              Only Common                Only Common
Approved: 2/1/1990                           Stock may be             Stock may be               Stock may be
Expired: 6/30/1999                719,812       issued     $10.3112      issued.        0           issued

The 1998 Molex Incorporated
 Stock Option Plan             Only Class A               Only Class A             Only Class A
Approved: 10/23/1998           Stock may be               Stock may be             Stock may be
Expires: 6/30/2009               issued.     3,667,203      issued.     $11.3015     issued.      8,101,664

____________________________________________________________________________________________________________
            Total               2,454,501    6,538,996     $20.2067     $15.9859        0         9,153,001

 * Plans adopted by the board of directors. Officers and directors are specifically excluded from receiving grants under these plans. The material terms of these plans not approved by the stockholders are as follows:

                      The 1990 Molex Incorporated Stock Option Plan   The 1998 Molex Incorporated Stock Option Plan
                      _____________________________________________   _____________________________________________
No. Shares Reserved       6.875 million shares of Common Stock         12.5 million shares of Class A Common Stock

Eligibility                        All employees of Molex and its affiliates, but not officers and directors

Vesting: Typical                     One year wait followed by 25% cumulative vesting for 4 years
         Long-Term                   Up to 8 years and then 100% vesting.
         Accelerated                 Upon death, disablement or retirement or other special circumstances

Expiration of grant                                 1 year after option is 100% vested.

Option Price          10%-100% of fair market value on the date of grant. Typically the exercise price is 50% of fair market value.



INDIVIDUAL ARRANGEMENTS INVOLVING FUTURE COMPENSATION

   J. H. Krehbiel, Jr. and F. A. Krehbiel, Co-Chairmen of Molex, each has an agreement with Molex pursuant to which Molex has agreed that if he dies while employed by Molex, it will pay his wife, if she survives him, a given amount per year for the remainder of her life. The annual amount will be automatically adjusted every January 1 to reflect an increase (or decrease) in the Consumer Price Index for the preceding calendar year at the rate of said increase or decrease. As of January 1 of this year, the annual amount is $169,057. Each agreement terminates in the event that employment with Molex terminates for any reason other than death.

   G. Tokuyama, a Vice President of Molex, has an agreement with Molex-Japan Co., Ltd. ("Molex-Japan"), a subsidiary of Molex International, Inc., pursuant to which it is agreed that if he dies while employed by Molex-Japan, it will pay his wife, if she survives him, 17,500,000 Yen (approximately $146,400) per year for the remainder of her life not to exceed five years. The agreement terminates in the event that employment terminates for any reason other than death.

INDEBTEDNESS OF MANAGEMENT

   F. A. Krehbiel, Co-Chairman, received compensation advances from time to time during the first two months of the last fiscal year with interest payable at the floating six-month federal interest rate. The range of interest charged during the period from July 1, 2002 to August 31, 2002 was 2.52%-2.82%. The largest aggregate amount of such advances outstanding at any time during such period was $116,210. As of August 31, 2003, the aggregate advance to F. A. Krehbiel was paid in full leaving no balance.

   J. H. Krehbiel, Jr., Co-Chairman, received compensation advances from time to time during the first two months of the last fiscal year with interest payable at the floating six-month federal interest rate. The range of interest charged during the period from July 1, 2002 to August 31, 2002 was 2.52%-2.82%. The largest aggregate amount of such advances outstanding at any time during such period was $152,438. As of August 31, 2003, the aggregate advance to J. H. Krehbiel, Jr. was paid in full leaving no balance.

   During fiscal year 2002, G. Tokuyama, Vice President, received a loan in order to exercise stock options. The principal amount of the loan is $184,363, accrues interest at the prime rate and is due June 30, 2004. The largest amount outstanding (including accrued interest) at any time from July 1, 2002 to August 31, 2003, was $192,163. As of August 31, 2003, $192,163 was outstanding.

   During fiscal year 2002, W. W. Fichtner received a personal loan for $300,000 due August 31, 2003 that accrued interest at the annual rate of 6%. The largest amount outstanding (including accrued interest) for the loan at any time from July 1, 2002 to August 31, 2003, was $347,727. As of August 31, 2003, the loan was paid in full leaving no balance.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

   Molex's Compensation Committee of the board of directors (the "Committee") approves compensation for the executive officers (the "Executive Officers") of Molex, including the Chief Executive Officer ("CEO") in accordance with the Committee charter. The guiding principles governing the philosophies behind the compensation of Executive Officers are as follows:

  ( Provide compensation that is competitive for an individual's performance and level of responsibility.

  ( Reward performance that exceeds industry norms.

  ( Retain the management talent needed to achieve Molex's business objectives, particularly to improve its position within the connector industry.

  ( Align management actions with shareholder interests in order to focus on the long-term success of Molex.

   There are three general components of executive compensation that are used to achieve the principles set forth above. They are base salary, merit bonus and stock plans. Molex seeks to have the overall executive compensation be somewhat above that of the industry average. When compared to industry norms, Executive Officers' base salaries are generally at the industry average while their merit bonuses and grants under the stock plans described herein are below average. J. J. King, Molex's CEO, is evaluated and his compensation administered in the same general fashion as the other Executive Officers.

   Annual Base Salary

   The performance of all Executive Officers is reviewed annually and any salary increases are based upon the competitive base salary range described below and the individual's performance during the previous year. While there is no specific weight given to a particular factor in determining salary increases, individual performance is the principal factor. Generally, the Committee recommends base salaries in the second highest quartile paid by manufacturing/electronics companies of comparable size. This data is based on a survey conducted by outside consultants for positions similar to those held by the Executive Officers. The companies surveyed for compensation purposes are not the same as those in the Peer Group in the section entitled "Stockholder Return Performance Presentation" included in this proxy statement, as Molex's most direct competitors for executive talent are not necessarily all of the companies that would be included in a peer group established to compare stockholder returns.

   The Company cost reductions that took effect April 16, 2001 included salary reductions for all of the Executive Officers. Effective July 1, 2002, all base salaries as they existed in April 2001 were reinstated with the exception of
F. A. Krehbiel and J.H. Krehbiel, Jr. Their base salaries were restored to the lower rate of $450,000 per year. Merit increases for all of the Executive Officers were approved and implemented effective January 1, 2003.

   J. J. King, Molex's CEO, received a salary increase of 19.1% based upon his fiscal year 2001 salary to an annual rate of $650,000. This increase took effect on January 1, 2003. The size of the increase is relatively large and was approved based on a number of factors including a promotional component for assuming the CEO position on July 1, 2001 and the fact that Mr. King's performance exceeded expectations especially in view of the worst business conditions that Molex had ever faced at the time of his promotion to CEO of Molex.

   Merit Bonus

   The merit bonus is a short-term incentive calculated as a percentage of base salary according to a plan that covers all Executive Officers, including the CEO. The merit bonus percentage for each Executive Officer is based on two financial components and one discretionary non-financial component. The goals on which these components are based are established by the Executive Committee and approved by the Committee at the beginning of each fiscal year.

   The financial performance components of the merit bonus are a net sales goal and a profitability goal expressed as a percent of net sales. Each of the two financial components can be further divided with respect to a particular officer. For example, in addition to worldwide Company financial performance, an individual may also have one or more additional goals for specific business regions or divisions for which the individual is responsible.

   If more than 85% of the net sales goal or more than 90% of the profit goal is achieved, then the individual is entitled to a merit bonus. The merit bonus percentage for each financial component increases to a maximum amount when 120% of each financial goal is achieved. The maximum bonus percentage that can be paid to any Executive Officer is in a range from 20% to 60% of base salary depending upon the position and responsibilities of the individual.

   In addition to net sales and profitability goals, each Executive Officer has certain non-financial goals. The achievement of or progress toward achieving these non-financial goals can increase an individual's merit bonus up to an additional 12% of base salary. The non-financial goals vary from individual to individual depending upon the particular area of responsibility. In some cases, discretionary adjustments may be made.

   Due to the difficult economic environment, no officer was awarded a merit bonus for the fiscal year just ended.

   Stock Plans

   Molex has three stock-based equity plans administered by the Committee in which an Executive Officer may participate: The 2000 Molex Incorporated Incentive Stock Option Plan (the "ISO Plan"), The 2000 Molex Incorporated Executive Stock Bonus Plan (the "Stock Bonus Plan") and The 2000 Molex Incorporated Long-Term Stock Plan (the "Long-Term Plan"). These three stock plans provide long-term incentives to Executive Officers and encourage long-term growth of the Company. The shares granted or awarded in all three plans are Class A Common Stock.

   The number of options granted to an Executive Officer under the ISO Plan or the Long-Term Plan is at the discretion of the Committee based on the same criteria used to determine the merit bonuses, except that a longer time frame (i.e., more than three years) is used. Using these long-term performance criteria provides a strong link between management interests and those of the Company's shareholders. The Committee considers previous grants when determining stock option grants for a given year.

   The 2000 Molex Incorporated Incentive Stock Option Plan. Each Executive Officer may, at the discretion of the Committee, receive an annual grant of options to acquire shares not to exceed 250,000 shares.

   The 2000 Molex Incorporated Executive Stock Bonus Plan. The Stock Bonus Plan provides for the award of a stock bonus at the end of a fiscal year during which Molex's financial performance has been exemplary. The Committee may, in its sole discretion, award a stock bonus to eligible persons subject to the financial goal limitations set forth below.

   No shares can be awarded for a given fiscal year if (a) the increase in Molex's net sales revenue did not either equal at least 15% or exceed two times the worldwide connector market growth or (b) the effect of an award would be to lower Molex's net profit (after taxes) as a percent of sales below 10%. In a given year, an eligible person can receive a maximum amount of stock whose fair market value on June 30 is equal to: 25% of the person's base salary if the increase in Molex's sales exceeded either 15% or two times the worldwide connector market growth but was less than 20%; or 50% of the person's base salary if Molex's sales increased 20% or more.

   The Committee may award a cash bonus to offset taxes, thereby encouraging the recipient to hold the stock awarded. The stock and tax offset bonuses are distributed in four equal annual installments commencing on the June 30 ending the fiscal year for which the bonus has been awarded or as soon thereafter as practicable. If an individual who is awarded a bonus has not yet received his completed distribution and voluntarily leaves Molex before retirement, the balance due him is subject to forfeiture.

   The financial conditions necessary to award a stock bonus under the Stock Bonus Plan were not met. Accordingly, no awards were granted for the fiscal year just ended.

   The 2000 Molex Incorporated Long-Term Stock Plan. Under the Long-Term Plan, the Committee has the complete authority in its sole discretion in awarding benefits in the form of both stock options and stock bonuses (i.e., no consideration given at the time of distribution) including the amounts, the prices and other terms and conditions. All of the awards under the Long-Term Plan, whether in the form of stock options or stock bonuses, that were given during last fiscal year are: (i) nonqualified; (ii) exercisable or distributable one year after grant or award; (iii) subject to expiration seven years after grant; and (iv) subject to vesting (for options) or subject to distribution (for bonus shares) in 25% annual increments on the anniversary of the grant or award. During last fiscal year, J. J. King, the CEO, received two options for 200,000 shares of Class A Common Stock at a price of $19.90 per share and 100,000 shares of Class A Common Stock at a price of $23.62 per share. In addition, he received, in tandem, awards of 40,000 and 30,000 shares of Class A Common Stock, respectively.

   Effect of Section 162(m)

   Molex will continue to analyze its executive compensation practices and plans on an ongoing basis with respect to Section 162(m) of the Internal Revenue Code that concerns the deductibility of executive compensation. Where it deems advisable, Molex will take appropriate action to maintain the tax deductibility of its executive compensation.

Robert J. Potter, Chairman
Masahisa Naitoh
Joe W. Laymon

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The members of the Compensation Committee are Robert J. Potter, Masahisa Naitoh and Joe W. Laymon. All of the Committee members are independent outside directors.



                   STOCKHOLDER RETURN PERFORMANCE PRESENTATION

   The graph set forth below provides comparisons of the yearly percentage change in the cumulative total shareholder return on Molex's Common and Class A Common Stock with the cumulative total return of Standard & Poor's 500 Stock Index and Peer Group Indices for the five fiscal years ended June 30, 2003.


              COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN (a)

    (Molex Incorporated, S&P 500 Index and New and Old Peer Group Indices)


[GRAPH OMMITTED]

                          1998     1999      2000      2001     2002      2003
                         ______  ________  ________  _______  ________  _______
Molex Common Stock         100    148.28    241.57    183.84   175.04    136.79
Molex Class A Stock        100    135.05    188.06    160.77   148.44    125.88
S & P 500 Index (b)        100    122.76    131.66    112.13    91.96     92.19
New Peer Group Index (c)   100    143.34    260.72    150.63   104.28     95.06
Old Peer Group Index (d)   100    111.61    110.57     94.57    78.17     81.67



(a) Assumes $100 invested on June 30, 1998 in Molex Common Stock, Molex Class A Common Stock, the S&P 500 Index, a New Peer Group Index (as defined below in footnote (c)), and an Old Peer Group Index, (as defined below in footnote (d)) and the reinvestment of all dividends.

(b) Cumulative returns calculated from the S&P 500 Total Return Index maintained by Standard & Poor's Corporation. Molex's Common Stock is listed on the S&P 500 and, accordingly, Molex uses this index as the general index required by the SEC rules.

(c) Molex will use a new objective definition to determine which companies are included in the New Peer Group Index. The New Peer Group Index includes all of the companies in the S&P 1500 (comprising the S&P 500, MidCap 400 and SmallCap 600) classified in the Industry GIC 452030 that is found in the "Information Technology" Sector, the "Technology Hardware and Equipment" Industry Group and the "Electronic Equipment and Instrumentation" Industry. This Industry GIC includes the "Electronic Equipment Manufacturers", "Electronic Manufacturing Services" and "Technology Distributors" Sub-industry classifications. Molex is a member of the "Electronic Manufacturing Services" Sub-Industry (GIC 45203120).
     As of the fiscal year just ended, the New Peer Group consists of 46 companies including Molex (MOLX).

(d) Molex used an objective definition to determine which companies were included in its Old Peer Group Index. The Old Peer Group included all of the companies in the S&P 500 Global Industry Classification ("GIC") 20104010 entitled Industrials/Capital Goods/Electrical
     Equipment/ Electrical Components & Equipment of which Molex was a member. Standard and Poors discontinued GIC 20104010 and placed Molex in a completely different GIC. The companies classified in the discontinued GIC were: American Power Conversion Corp.; Cooper Industries, Inc.; Emerson Electric; Power-One Inc.; Rockwell Automation, Inc.; and Thomas & Betts. In addition, the Old Peer Group Index included all independently owned connector companies that are publicly traded on a U.S. stock exchange and whose market capitalization exceeds $50 million as of the end of the applicable fiscal year. These companies were: Amphenol Corporation; Methode Electronics; and Stratos Lightwave Inc. None of the companies in the Old Peer Group are classified in the same GIC as Molex.



              INFORMATION ABOUT THE AUDIT COMMITTEE AND AUDITORS

MOLEX'S INDEPENDENT AUDITORS

   Molex has selected Deloitte & Touche LLP as its independent auditors for the current fiscal year to perform work related to auditing the annual financial statements and reviewing the financial statements included in Molex's Forms 10-Q. Deloitte & Touche has served in that capacity since December 1986. A representative of Deloitte & Touche is expected to be present at the upcoming Annual Meeting of Stockholders and will be offered the opportunity to make a statement if desired and will be available to respond to appropriate questions.


INDEPENDENT AUDITOR FEES

   The following table sets forth the aggregate fees billed or expected to be billed by Deloitte & Touche including all associated "out-of-pocket" costs for both audit and nonaudit services rendered for the fiscal years ended June 30, 2003 and June 30, 2002 on behalf of Molex and its subsidiaries:


                                   Fiscal Year 2003        Fiscal Year 2002
                                  _________________       __________________
Audit Fees                          $   988,500              $   903,800
Audit-Related Fees                  $   205,660              $    41,900
Tax Fees                            $ 1,861,300              $   645,900
All Other Fees                      $   386,000              $   313,600
Total Fees                          $ 3,441,460              $ 1,905,200



   Audit Fees

   These are fees for all services performed to comply with generally accepted auditing standards including the annual audit of our financial statements, the quarterly reviews of the financial statements included in our Forms 10-Q, and services provided in connection with statutory and regulatory filings. This category would also include fees for services that only the independent auditor can reasonably provide, such as comfort letters, statutory audits, attest services, consents and assistance with the review of documents filed with the SEC.

   During fiscal years 2003 and 2002, Molex paid Deloitte & Touche the fees set forth in the above table for audit services including the annual audit of our financial statements, the quarterly reviews of the financial statements included in our Forms 10-Q and various statutory audits.

   Audit-Related Fees

   These are fees for services that are reasonably related to the performance of the audit or review of the financial statements. These services are traditionally performed by the independent auditors and include audits of employee benefit plans, services related to acquisition or divestiture activities including due diligence, audits of certain businesses acquired during the year and review of related SEC filings and other procedures related to acquisitions, internal reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

   During fiscal years 2003 and 2002, Molex paid Deloitte & Touche the audit related fees set forth in the above table for employee benefit plan audits, internal reviews and acquisition and divestiture related services.

   Tax Fees

   These are fees for services that primarily include work relating to the review of Molex's tax returns, tax planning and advice and tax compliance. Generally, tax fees include fees for preparation of original and amended tax returns, claims for refund, assistance with tax audits and appeals, tax advice related to acquisitions and divestitures, employee benefit plans and requests for rulings or technical advice from taxing authorities.

   During fiscal years 2003 and 2002, Molex paid Deloitte & Touche the tax fees set forth in the above table for the preparation of various entity tax returns, assistance with tax audits, restructuring tax counseling, international tax advice and services for Molex personnel assigned to a location different from their home country ("Expatriates") and general tax advice. Approximately one-third of the increase in tax fees for fiscal year 2003 was for Expatriate tax services previously done by a firm other than Deloitte & Touche.

   All Other Fees

   These are fees for all other services not included as audit fees audit-related fees and/or tax fees as set forth above. During fiscal years 2003 and 2002, Molex paid Deloitte & Touche the fees set forth in the above for actuarial work, nonfinancial information technology consulting services and legal services.

   Policies and Procedures Regarding the Approval of Auditor Fees and Services

   In April 2003, the Audit Committee adopted new policies and procedures governing the services provided by the independent auditors. The types of services that can potentially be provided by the independent auditors are divided into the following three general categories: (a) services pre-approved by the Audit Committee on an annual basis; (b) services subject to Audit Committee approval on a specific project basis; and (c) prohibited services. Services rendered prior to April 2003 would not be governed by these new Audit Committee policies and procedures. With the exception of a small amount of actuarial services, all non-audit services rendered prior to April 2003 substantially complied with the new policies and procedures.

   Services pre-approved by the Audit Committee on an annual basis. These services are divided into three sub-categories: finance; internal control evaluations and recommendations; and tax planning and compliance. The services relating to finance include the audit, accounting consultation, attestation services (e.g., financial statements and internal controls), business insurance consulting, intellectual property management services, mergers and acquisitions services, SFAS 133 (derivatives and hedging) services, and employee benefit plan audit and compliance services. The services relating to internal control include assessment of SAP (enterprise software) security and controls, assessment of operational and process risks, and e-business application security and controls. The tax services include international assignment services, tax compliance services, and global tax planning.

   Services subject to Audit Committee approval on a specific project basis. These services include business process advisory and reengineering services, operational consulting (e.g., supply chain, strategy services, etc.), non-financial information technology services, and forensic and other investigative services

   Prohibited services. The services that are specifically prohibited are bookkeeping or other services related to accounting records or financial statements, internal audit outsourcing services, appraisals, valuation services or fairness opinions, broker dealer services, financial information systems design and/or implementation, legal services, actuarial services and management functions or human resource services.

COMPOSITION AND DELIBERATIONS OF THE AUDIT COMMITTEE

   The Audit Committee is comprised of three independent directors, each of who is financially literate and has, through business experience, attained the level of financial sophistication required under the current and proposed National Association of Securities Dealers' listing standards
(Rule 4350 (d)(2)). The board of directors has adopted a written Audit Committee charter that was reproduced in last year's proxy statement. The charter was amended on July 25, 2003. A copy of the amended charter is reproduced in Exhibit B appended to this proxy statement.

   The Committee met seven times during the fiscal year just ended and took action by one unanimous written consent. The Committee also met regularly with Deloitte & Touche with and without management present.

REPORT OF THE AUDIT COMMITTEE

   Management is responsible for Molex's financial statements and the financial reporting process, including the systems of internal controls. The independent auditors are responsible for performing an independent audit of Molex's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report on those statements. The Committee monitors and oversees these processes on behalf of the board of directors.

   As more fully detailed in the charter, the Audit Committee's primary responsibilities fall into the following general categories:

  * Selecting, monitoring and evaluating the independent auditors and ensuring that the auditors are independent and not subject to any conflicts.

  * Monitoring the integrity of Molex's audit and financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

  * Providing an avenue of communication between the independent auditors, management, and the board of directors.

 In the discharge of its duties, the Audit Committee performed the following:

  * Reviewed and discussed Molex's audited annual financial statements and unaudited quarterly financial statements with management and Deloitte & Touche.

  * Discussed the reasonableness of significant financial reporting issues and judgments made in connection with the preparation of Molex's financial statements, including the quality (and not just the acceptability) of Molex's accounting principles.

  * Discussed the clarity and completeness of the financial disclosures.

  * Reviewed the scope and overall plans for the annual audit.

  * On a quarterly basis, reviewed Molex's financial results prior to their public issuance.

  * Reviewed significant legal developments.

  * Discussed with Deloitte & Touche the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committee).

  * Received from Deloitte & Touche the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee was advised by Deloitte & Touche that no member of the firm has any financial interest, either direct or indirect, in Molex or any of its subsidiaries, during the time period that it has served in the capacity as independent auditor of Molex, and that it has no connection with Molex or any of its subsidiaries in any capacity other than as public accountants.

  * Discussed with Deloitte & Touche matters relating to its independence from Molex including the effect of the nonaudit services performed which are set forth in greater detail above.

  * Set forth guidelines regarding whether and under what circumstances Deloitte & Touche may perform nonaudit services for Molex.

   Based on the review and discussions referred to above, the Audit Committee recommended to Molex's board of directors that Molex's audited financial statements be included in Molex's Annual Report on Form 10-K for the fiscal year ended June 30, 2003.

Douglas K. Carnahan, Chairman
Robert J. Potter
Michael J. Birck


                              OTHER INFORMATION

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires Molex's directors and executive officers, among others ("Reporting Persons"), to file reports of Molex stock ownership and changes in Molex stock ownership with the Securities and Exchange Commission (the "SEC") and The Nasdaq Stock Market, Inc. Persons subject to Section 16 are required by SEC regulations to furnish Molex with copies of all Section 16(a) reports that they file. As a matter of practice, Molex's staff assists Molex's executive officers and directors in preparing and filing these reports. Based solely on its review of the copies of such reports furnished to Molex and on written representations, Molex believes that during the last fiscal year, the Reporting Persons filed the required reports on a timely basis under Section 16(a) except that during fiscal year 2002 F. A. Krehbiel reported a stock gift of 3,000 shares of Class A Common Stock that, in fact, did not occur. This was not corrected in his Form 5 for that fiscal year. During fiscal year 2003, upon discovery that the transaction was erroneously reported during fiscal year 2002, Mr. Krehbiel filed an amended Form 4 to reflect that the gift did not take place as reported.

STOCKHOLDER PROPOSALS

   In order to be considered for inclusion in our proxy materials for Molex's 2004 Annual Stockholders' Meeting, a stockholder proposal must be submitted to the Corporate Secretary, Molex Incorporated, 2222 Wellington Court, Lisle, Illinois 60532 on or before May 20, 2004. Molex's by-laws provide that stockholder nominations for persons for election to Molex's board of directors and proposals for business to be considered at an annual stockholders meeting that are not included in our proxy materials must satisfy certain conditions including submitting notice of such nomination or proposal to Molex not more than 90 days or less than 60 days prior to the anniversary of the preceding year's annual meeting of stockholders. Proxies solicited with respect to next year's Annual Stockholders Meeting may confer discretionary authority to vote on various matters, including any matter with respect to which Molex did not receive notice by August 29, 2004.

OTHER MATTERS

   Management intends to present no business other than that herein specifically mentioned at the Annual Meeting of Stockholders and knows of no other business that may be properly presented by others. If, however, any other business properly comes up for action at the meeting, the proxy holders will vote with respect thereto in their discretion.



                                       By Order of the Board of Directors of
                                                 MOLEX INCORPORATED


                                             /S/ FREDERICK A. KREHBIEL


                                               Frederick A. Krehbiel
Dated at Lisle, Illinois
September 17, 2003



                                   EXHIBIT A

               THE 2000 MOLEX INCORPORATED LONG-TERM STOCK PLAN

ARTICLE I.      GENERAL

  1.1 Name of Plan - The name of the plan described in detail herein shall be The 2000 Molex Incorporated Long-Term Stock Plan (the "Plan").

  1.2 Purpose - The purpose of the Plan is to reward and induce certain designated key management employees to remain in the employ of Molex Incorporated, a Delaware corporation (the "Company"), and any of its subsidiaries, and to encourage such employees to secure or increase their stock ownership in the Company through the grant of both stock options and/or stock bonuses. The Company believes the Plan will promote continuity of management and increase incentive and personal interest in the welfare of the Company by those who are primarily responsible for shaping, carrying out the long-range plans of the Company and securing its continued growth and financial success.

  1.3 Eligibility - The following persons shall be eligible to receive a grant under the Plan: any executive officer of Molex Incorporated or any member of the Executive Management Committee.


ARTICLE II.     TERM OF PLAN

  2.1 Effective Date - The Plan shall become effective upon adoption by the Board of Directors of the Company subject to the subsequent approval by the stockholders of the Company within one (1) year of adoption by the Board of Directors. If the stockholders do not approve the Plan within one (1) year of adoption, then this Plan shall cease to exist and all options granted hereunder shall become void.

   2.2 Expiration - This Plan shall expire September 30, 2007 and no option shall be granted on or after such expiration date. However, expiration of the Plan shall not affect outstanding unexpired options previously granted.

ARTICLE III.	STOCK SUBJECT TO PLAN

   3.1 Class of Stock - The stock that shall be subject to option under the Plan shall be Molex Incorporated Class A Common Stock, par value $.05 per share (the "Stock").

   3.2 Number of Shares - Six million (6,000,000) shares of the Stock shall be reserved for issue upon the exercise of options granted under the Plan.

   3.3 Expired, Forfeited or Canceled Options - If any such options granted under the Plan shall expire, be forfeited or canceled for any reason without having been exercised in full, the unexercised shares subject thereto shall again be available for the purpose of the Plan.

ARTICLE IV.	ADMINISTRATION

   4.1 Committee - The Plan shall be administered by a committee (the "Committee") under the terms and conditions and powers set forth herein.

   4.2 Makeup of the Committee - The Committee shall consist of two or more members of the Board of Directors of the Company. In the absence of any action by the Board to the contrary, the Committee shall be the Compensation Committee of the Board of Directors.

   4.3 Action by the Committee - A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

   4.4 Power to Grant Stock Options and/or Stock Bonuses - Subject to the express provisions of the Plan, the Committee shall have complete authority, in its sole discretion, to determine the employees to whom, and the time or times at which, options shall be granted, the option periods, the vesting schedule and the number of shares to be subject to each option and/or bonus, and such other terms and provisions of the option agreements (which need not be identical). In making such determinations, the Committee may take into account the nature of the services rendered by the respective employee, his or her present and potential contribution to the Company's success, and such other factors as the Committee in its discretion shall deem relevant.

   4.5 Overall Limitation on the Number of Shares Granted/Awarded Annually No one employee can receive options grants and/or bonus awards exceeding five hundred thousand (500,000) shares (adjusted as set forth in Article IX) from the Plan in a single calendar year.

   4.6 Other Powers - Subject to the express provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective stock agreements (which need not be identical), to provide the method and form of payment for both the exercise of options and any taxes incident thereto, and to make all other determinations necessary or advisable for the administration of the Plan.

ARTICLE V.      GRANT OF OPTION AND/OR BONUS

   5.1 Option Price - The option price for any shares subject to an option grant under this Plan shall be the fair market value of the Stock on the date of granting the option. For the purposes of this Plan, fair market value shall be the closing price of the Stock on the date of granting the option as reported by the Wall Street Journal.

   5.2 Bonus Price - Any stock bonus awarded under this Plan shall be acquired by the employee without any monetary consideration subject to the terms and conditions of the Plan. Bonus shares may be awarded in tandem with options grants or alone within the discretion of the Committee.

   5.3 Evidence of Option/Bonus - Options granted and/or bonuses awarded shall be evidenced by agreements, warrants, and/or other instruments in such form as the Committee shall deem advisable and shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Committee.

ARTICLE VI.	STOCK ACQUISITION: VESTING AND EXERCISE OF OPTION/BONUS

   6.1 Initial Waiting Period - No option or bonus shall be acquired until at least one (1) year after the date of grant or award, unless one of the events set forth in Section 6.4 occurs.

   6.2 Vesting Schedules - After the initial waiting period, an employee may exercise his option and/or receive distribution of bonus shares to the extent that shares covered by the option and/or bonus become vested. All options and bonuses must vest one hundred percent (100%) within seven (7) years from the date of grant/award. The vesting schedules are as follows:

           a. Typical Schedule: In the absence of any schedule to the contrary, the typical vesting schedule shall vest to the maximum extent of 25% of the total number of shares covered thereby during each of the succeeding four (4) years, each commencing with the anniversary of the grant or award.

           b. Other Schedules: Notwithstanding Section 6.2a, the shares covered by an option and/or bonus shall vest in amounts and at times the Committee, in its sole discretion, shall determine. The Committee shall also specifically have the power to change the vesting schedule of any previously granted options or bonuses to a schedule which is more favorable to the option holder; provided, however, that no such options and/or bonuses shall vest in amounts greater than, or at times prior to, the amounts and times such options and/or bonuses would have vested if such options and/or bonuses were within the scope of Section 6.2a.

   6.3 Cumulative Rights - The right to exercise any option as set forth in Section 6.2 shall be cumulative. That is, an employee may exercise in any given year those unexpired shares he could have exercised in a previous year but did not.

   6.4 Accelerated Vesting - Notwithstanding the foregoing, all options shall immediately vest and become immediately exercisable for a period of time set forth in Section 7.1 after one of the following events:

           a. Death; or

           b. Total disablement; or

           c. Retirement, if all of the following conditions are met at the time of termination of employment:

                (1)  The employee has reached age 59 1/2; and

                (2) The employee was employed at least fifteen (15) consecutive years with the Company and/or any of its subsidiaries; and

                (3) The Committee, in its sole discretion, approves the accelerated vesting to any extent it desires.

   6.5 Expiration - No option/bonus may be exercised or otherwise acquired after six (6) years from the date the option/bonus becomes one hundred percent (100%) vested.

   6.6 Form of Exercise - The shares granted or awarded under the Plan may only be acquired according to the terms and conditions established by the Committee, consistent with the limits set forth herein, at the time the option/bonus is granted and/or awarded. Subject to the foregoing terms and conditions, any shares covered by an option or bonus may be acquired by a written notice delivered to the Company's principal office of intent to exercise the option with respect to a specified number of shares of Stock and payment to the Company of the amount of the option purchase price for the number of shares of Stock with respect to which the option is then exercised. The payment may be either in cash or in stock of the Company. If stock is used for payment, such stock shall be valued at the closing price as reported by the Wall Street Journal on the date of exercise.

   6.7 Rights as a Shareholder - An employee shall have no rights as a stockholder with respect to shares covered by an option/bonus until the day of issuance of a stock certificate and until after such shares are fully paid for.

ARTICLE VII.	TERMINATION OF OPTION

   7.1 Every option/bonus granted/awarded to each employee under this Plan shall terminate and expire at the earliest of:

           a. the date of expiration set when such option/bonus was granted/awarded; or

           b.   six (6) years after one of the events set forth in Section
                6.4; or

           c. immediately upon termination of employment with the Company or any of its subsidiaries for any reason except if employment is terminated by reason of one of the events set forth in
                Section 6.4.

ARTICLE VIII.	TRANSFERABILITY

   8.1 Non-Transferable - Any option granted under the Plan is not transferable and can be exercised only by the employee during his life subject to Section 8.2 of this Article.

   8.2 Death - In the event of the death of an employee while totally disabled, retired, or still employed by the Company or a parent or a subsidiary, any option/bonus, to the extent that it could have exercised it on the date of death, may be exercised by the personal representative of the estate of the employee within one (1) year after the date of death in accordance with the terms established by the Committee at the time the option/bonus was granted/awarded, but (as set forth in Article VII) not later than the expiration date set forth in Section 6.5.

ARTICLE IX.	ADJUSTMENT OF NUMBER OF SHARES

   9.1 Stock Dividends - In the event that a dividend shall be declared upon the Stock payable in shares of stock of the Company, the number of shares of stock then subject to any such option or bonus and the number of shares reserved for issuance pursuant to the Plan, but, not yet covered by an option or bonus, shall be adjusted by adding to each such share the number of shares which would be distributable thereon (or any equivalent value of Stock as determined by the Committee in its sole discretion) if such share had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend.

   9.2 Reorganization - In the event that the outstanding shares of Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company, or of another corporation, whether through reorganization, recapitalization, stock split up, combination of shares, merger or consolidation, then, there shall be substituted for each share of Stock subject to any such option or bonus and for each share of Stock reserved for issuance pursuant to the Plan, but, not yet covered by an option, the number and kind of shares of stock or other securities into which each outstanding share of Stock shall be so changed or for which each such share of Stock shall be exchanged.

   9.3 Other Changes - In the event there shall be any change, other than as specified above in this Article, in the number or kind of outstanding shares of stock of the Company or of any stock or other securities into which such stock shall have been changed or for which it shall have been exchanged, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares theretofore reserved for issuance pursuant to the Plan, but, not yet covered by an option or bonus and of the shares then subject to an option/bonus or options/bonuses, such adjustments shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each stock agreement.

   9.4 Adjusted Option Price - In the case of any substitution or adjustment as provided for in this Article, the acquisition price in each stock option for each share covered thereby prior to such substitution or adjustment will be the option price for all shares of Stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted pursuant to this Article.

   9.5 Fractional Shares - No adjustment or substitutions provided for in this Article shall require the Company to sell a fractional share, and the total substitution or adjustment with respect to each stock agreement shall be limited accordingly.

ARTICLE X.		SECURITIES REGULATION

  10.1 Registered Stock - The Company shall not be obligated to sell or issue any shares under any option granted or stock bonus awarded hereunder unless and until the shares with respect to which the option is being exercised or the bonus being acquired are effectively registered or exempt from registration under the Securities Act of 1933 and from any other federal or state law governing the sale and issuance of such shares or any securities exchange regulation to which the Company might be subject.

  10.2 Unregistered Stock - In the event the shares are not effectively registered, but, can be issued by virtue of an exemption, the Company may issue option shares to an employee if the employee represents that he or she is acquiring such shares as an investment and not with a view to, or for sale in connection with, the distribution of any such shares. Certificates for shares of Stock thus issued shall bear an appropriate legend reciting such representation.

ARTICLE XI.	MISCELLANEOUS

  11.1 No Contract of Employment - Any participation under the Plan shall not be construed as giving an employee a future right of employment with the Company. Employment remains at the will of the Company.

  11.2 Governing Law - This Plan and all matters relating to the Plan shall be interpreted and construed under the laws of the State of Illinois.

  11.3 Amendment of Plan - The Board of Directors, at its discretion, may amend the Plan at any time, subject to stockholder approval if required by SEC rules or the listing requirements of any national securities exchanges or trading systems on which are listed any of the Company's equity securities.

  11.4 Termination of Plan - The Board of Directors may, at its discretion, terminate the Plan at any time for any reason. Termination of the Plan shall not affect unexpired outstanding options previously granted.


                                   EXHIBIT B

                              MOLEX INCORPORATED

                           AUDIT COMMITTEE CHARTER

I.	Purpose

   The Audit Committee (the "Committee") is appointed by the board of directors (the "Board") for the following purposes:

   1. overseeing the quality and integrity of the financial statements, internal controls and other accounting, auditing and reporting practices and processes of the Corporation;

   2. overseeing the audits of the Corporation's financial statements,

   3. ensuring the compliance by the Corporation with legal and regulatory requirements, and

   4. such other duties as directed by the Board.

II.	Composition

   The Committee shall consist of no fewer than three members proposed by the Nominating Committee, endorsed by the Chairman of the Board and appointed by the Board annually. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies in it, subject to the new members satisfying the criteria set forth below. Members of the Committee shall serve until their successors are appointed and qualify.

   The members of the Committee shall satisfy the following criteria:

   1. Meet the independence and other requirements of the National Association of Securities Dealers, Inc.'s Marketplace Rules and any other applicable laws, rules and regulations.

   2. Be able to read and understand fundamental financial statements including the Corporation's balance sheet, income statement, and cash flow statement.

   3. At least one member of the Committee shall have accounting or related financial management expertise.

III.	Meetings

   A.   In General

   The Committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent auditors and management of the Corporation.

   B.   Frequency

   The Committee shall meet at least four times each fiscal year or more often as it deems appropriate. The chairman of the Committee shall at the beginning of each year establish a schedule of meetings with additional meetings to be scheduled as required.

   C.   Minutes

   The secretary (or a duly designated person) shall prepare minutes for all meetings of the Committee to document the Committee's discharge of its responsibilities. The draft minutes shall be approved at a subsequent meeting of the Committee and shall be retained as part of the Corporation's corporate records.

IV.	Powers and Authority

   The Committee may request any officer or employee of the Corporation or its outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee is empowered to investigate any matter it deems appropriate, with full power to retain outside counsel or other advisors and full access to all books, records, facilities and personnel of the Corporation. The Committee has the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors. The Committee also has the sole authority to approve the fees and other significant compensation to be paid to the independent auditors.

V.	Responsibilities

   A.   Roles of the Committee, Management and Independent Auditors

   The Committee's responsibility is one of oversight. In furtherance of this mission, the Committee will review reports prepared by the independent auditors and the Corporation that are to be furnished to the Committee in a timely fashion. The Committee will provide to the independent auditors full access to the Committee (and the Board) to report on any and all matters appropriate.

   The responsibility for the completeness and accuracy of the financial statements rests with the Corporation's management and the Committee.

   The Corporation's independent auditors are responsible for planning and conducting an audit of the Corporation's annual consolidated financial statements and reviewing the Corporation's quarterly financial statements. The auditors are ultimately accountable to the Committee.

   B.   Committee's Primary Responsibilities

   The Committee's primary responsibilities include:

        1. Select and Monitor the Independent Auditors

           a. Selection and Retention. The Committee will have the sole and ultimate authority for the selection and retention of the independent auditors who audit the financial statements of the Corporation.

           b. Independence and Conflicts. In order to ensure the independent auditors' independence without conflicts of interest, the Committee will do the following:

              i. discuss and consider the auditors' written statement delineating all relationships between the auditors and the Corporation (consistent with Independence Standards Board Standard and other applicable standard setting organizations or committees) and its affirmation that the auditors are in fact independent;

              ii. establish guidelines regarding when and under what circumstances the Corporation may use the independent auditors for non-audit services including a review of the non-audit services provided to the Corporation by the independent auditors and the fees for such services;

              iii. ensuring partner rotation on the part of the independent auditors;

              iv. establish guidelines restricting the hiring of certain persons previously employed by the Corporation's independent auditors; and

               v. take such other action as the Committee deems appropriate to verify the auditors' independence.

           c. Evaluation. The Committee will review and evaluate the effectiveness of the auditors' performance.

        2. Approve the Audit Process

	The Committee will discuss the nature, scope, and rigor of the audit process, including the plan for the annual audit, including areas of risk exposure and the adequacy of staffing.

        3. Review the Financial Statements

	The Committee will review the audited financial statements with management and the independent auditors. It is anticipated that these discussions will include quality of earnings, discussions of significant items subject to estimate, consideration of the suitability of accounting principles, review of highly judgmental areas, audit adjustments whether or not recorded and such other inquiries as may be appropriate and as may be required under Statement on Auditing Standards No. 61. Upon completion of their review, the Committee shall make a recommendation to the Board as to whether the financial statements should be included in the Corporation's Annual Report on Form 10-K to be filed with the Securities and Exchange Commission (the "SEC").

	The Committee will also review with management and the independent auditors the quarterly financial information prior to the Corporation's filing of Quarterly Reports on Form 10-Q with the SEC.


        4. Monitor Internal Controls and Disclosure Controls

	The Committee will discuss with management and the auditors the quality and adequacy of the Corporation's internal controls and disclosure controls including periodic updates of recommendations made by the independent auditors and others to strengthen controls and management's corrective actions.

        5. Monitor Complaints Concerning Matters Within the Committee's Jurisdiction

	The Committee will establish procedures concerning (a) the submission, receipt, retention and treatment of complaints and concerns regarding internal accounting controls, accounting matters, and audit matters and (b) the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

        6. Review Legal Compliance and Exposure

	The Committee will discuss with the Corporation's General Counsel the Corporation's legal compliance policies, legal matters that may have a material impact on the financial statements, any material reports or inquiries received from regulators or governmental agencies, and other areas of oversight relating to legal compliance and significant financial exposure matters as may be appropriate. In addition, the Committee will obtain from the independent auditors assurance that Section 10A of the Private Securities Litigation
Reform Act of 1995 has not been implicated.

        7. Review and Approve Related Party Transactions

	The Committee will review and approve all "related party transactions."

        8. Report to the Stockholders

	The Committee will prepare a report of the Committee in accordance with SEC rules suitable for inclusion in the Corporation's annual proxy statement delivered to the Corporation's shareholders.

        9. Report to the Board

	The Committee will periodically report on Committee activities to the full Board and, as needed, issue an annual summary report (including appropriate oversight conclusions).

   C.   Other Responsibilities

   The Committee will perform any other activities consistent with this charter, the Corporation's by-laws, and applicable law, as the Committee or the Board deems necessary or appropriate.

VI.	Review and Amendment of Charter

   This charter shall be reviewed annually and amended, when deemed appropriate.